UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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WindTamer Corporation
(Name of Registrant as Specified In Its Charter)

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WINDTAMER CORPORATION
1999 Mount Read Boulevard
Rochester, NY 14615
(585) 243-4040

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE:	Wednesday, May 18, 2011, at 10:00 a.m., local time

PLACE:	Rochester Airport Marriott, 1890 Ridge Road West, Rochester, New York 14615

ITEMS OF BUSINESS:	1.	To elect two (2) persons to the Board of Directors of the Company;

	2.	To approve the Company’s Amended and Restated 2008 Equity Incentive Plan;

	3.	To approve amendments to the Certificate of Incorporation of the Company to change the corporate name of the Company to Arista Power, Inc.;

	4.	To approve amendments to the Certificate of Incorporation of the Company to change who can remove a director for cause from the Board of Directors;

	5.	To ratify the appointment of EFP Rotenberg LLP as the Company’s independent registered public accounting firm; and

	6.	To transact such other business as may properly come before the meeting or any reconvened meeting following any adjournment thereof.

RECORD DATE:	You can vote if you were a shareholder of record on March 23, 2011.

PROXY VOTING:	You can vote either in person at the Annual Meeting or by proxy without attending the meeting. See details under the heading “How do I Vote?”

ANNUAL MEETING DIRECTIONS:	You may request directions to the Annual Meeting via email at ir@windtamterturbines.com or by calling WindTamer Investor Relations at (585) 243-4040.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE WINDTAMER CORPORATION SHAREHOLDERS’ MEETING TO BE HELD ON MAY 18, 2011:

The Notice of Annual Meeting and Proxy Statement and the 2011 Annual Report are available at:
www.windtamerturbines.com/2011annualmeeting

BY ORDER OF THE BOARD OF DIRECTORS,

William A. Schmitz

Chief Executive Officer

Rochester, NY
April [ ], 2011

A form of proxy and a return envelope are enclosed for the use of shareholders.  Your vote is important.  It is requested that you read this Proxy Statement and fill in, date and sign the enclosed proxy and return it in the enclosed envelope whether or not you plan to attend the Annual Meeting of Shareholders on May 18, 2011.

WINDTAMER CORPORATION
1999 Mount Read Boulevard
Rochester, NY 14615

___________________________

PROXY STATEMENT
For the Annual Meeting of Shareholders
To Be Held May 18, 2011

___________________________

GENERAL INFORMATION

This Proxy Statement is furnished to shareholders of record of WindTamer Corporation, a New York corporation (the “Company” or “WindTamer”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors”) for use at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at the Rochester Airport Marriott, 1890 Ridge Road West, Rochester, New York 14615 on Wednesday, May 18, 2011, at 10:00 a.m., local time, together with any and all adjournments thereof.

This Proxy Statement, WindTamer’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, filed with the Securities Exchange Commission (the “SEC”) on March 17, 2011, and the enclosed proxy is being mailed to the Company’s shareholders starting on or about April [     ], 2011.

Solicitation and Voting Procedures

This solicitation of proxies is being made by the Company.  The solicitation is being conducted by mail, and the Company will bear all attendant costs.  These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and any reimbursements paid to brokerage firms and others for their expenses incurred in forwarding the solicitation materials regarding the Annual Meeting to the beneficial owners of the Company’s common stock.  The Company may conduct further solicitations personally, by telephone or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

The close of business on Wednesday, March 23, 2011 has been fixed as the record date (the “Record Date”) for determining the holders of shares of common stock entitled to notice of, and to vote at, the Annual Meeting.  As of the close of business on the Record Date, the Company had [              ] shares of common stock issued, and outstanding, which are entitled to vote at the Annual Meeting.  Shareholders are entitled to one vote for each share of common stock held by them.

How do I vote?

Since many shareholders are unable to attend the meeting in person, registered shareholders may also vote their proxies by one of the two ways below.  By using your proxy to vote in one of these ways, you authorize the two proxies, whose names are listed on the front of the proxy card accompanying this Proxy Statement, to represent you and vote your shares as you direct.

(1)	You may vote in person. If you attend the meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the meeting.

(2)	You may vote by mail. You may vote by completing and signing the proxy card enclosed with this Proxy Statement and promptly mailing it in the enclosed postage-prepaid envelope. The shares you own will be voted according to your instructions on the proxy card that you mail. If you sign and return your proxy card but do not indicate your voting instructions on one or more of the matters listed, the shares you own will be voted by the named proxies in accordance with the recommendations of our Board of Directors.

All shareholders of record on the Record Date can attend the Annual Meeting.  In order to be admitted to the meeting, you must present a Notice of Annual Meeting of Shareholders, other proof of ownership of the Company’s common stock as of the Record Date, or a formal invitation, as well as a form of personal photo identification, such as a driver’s license.

Beneficial holders of the Company’s common stock as of the Record Date, whose stock is held of record by another party, such as a broker or a bank, should receive voting instructions from their broker, bank or other holder of record.  If a shareholder’s shares are held through a nominee, such as a broker or a bank, and the shareholder wants to vote at the meeting, such shareholder must obtain a proxy from the nominee record holder (that is, your broker, bank or nominee) authorizing such shareholder to vote at the Annual Meeting.

Shareholders of record should receive a paper copy of our proxy materials and may vote by following the instructions on the proxy card that is included with the proxy materials.  As set forth on the proxy card, mail, mark, date and sign the enclosed proxy card and return it in the postage-paid envelope provided.  Holders of record may also vote by attending the Annual Meeting and voting by ballot.

Persons who submit a proxy or voting instructions need not vote at the Annual Meeting.  However, we will make available written ballots to any shareholder of record or authorized representative of a shareholder of record who wants to vote in person at the Annual Meeting instead of by proxy.  Voting in person will revoke any proxy previously given.

All shares for which a proxy has been duly executed and delivered and not revoked will be voted at the Annual Meeting.  If a shareholder of record signs and returns a proxy card but does not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.  If any other matters are properly presented at the Annual Meeting for consideration and if you have voted your shares by mail, the persons named as proxies will have the discretion to vote on those matters for you.  The deadline under Company’s By-laws for shareholders to notify the Company of any director nominations or proposals to be presented at the Annual Meeting has passed.  On the date of filing this Proxy Statement with the Securities and Exchange Commission, the Board of Directors did not know of any other matter to be raised at the Annual Meeting.

How Can I Change My Vote?

A shareholder of record can revoke his, her or its proxy at any time before it is voted at the Annual Meeting by delivering to the Company (to the attention of Cherrie Mahon, Vice President of Investor Relations and Corporate Secretary) a written notice of revocation, by executing a later-dated proxy by mail, or by attending the Annual Meeting and voting in person.

If your shares are held in the name of a broker, bank or other nominee, you must obtain a proxy executed in your favor from the holder of record (that is, your broker, bank or nominee) to be able to vote at the Annual Meeting.

Quorum and Vote Required

The presence at the Annual Meeting of a majority of the voting power of the Company’s outstanding common stock, either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  Abstention votes and any broker non-votes (i.e., votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners) will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists.

Directors will be elected at the Annual Meeting by a plurality of the votes cast.  Accordingly, the nominees receiving the two (2) highest number of votes cast at the Annual Meeting shall be elected to the Board of Directors.

An excess of sixty-six and two-thirds percent (66 2/3%) of the votes cast at a meeting at which a quorum is present is required in order to approve Proposal Number 4 - To approve amendments to the Certificate of Incorporation of the Company to change who can remove a director for cause from the Board of Directors.  A majority of the votes cast at a meeting at which a quorum is present is required in order to approve the remaining proposals – Proposal Numbers 2, 3 and 5.

In the event of a broker non-vote or an abstention with respect to any proposal coming before the Annual Meeting, the proxy will not be deemed to be present and entitled to vote on those proposals for the purpose of determining the total number of shares of which a majority is required for adoption, having the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matters by reducing the total number of shares from which a majority is calculated.

How Many Votes Are Required to Approve Other Matters?

Unless otherwise required by law or the Company’s By-laws or Certificate of Incorporation, the affirmative vote of a majority of the voting power represented at the Annual Meeting and entitled to vote will be required for other matters that may properly come before the meeting.

Shareholders Sharing the Same Address

We are sending only one copy of the Annual Report and Proxy Statement to shareholders of record who share the same last name and address, unless they have notified the Company that they want to continue to receive multiple copies.  This practice, known as “householding,” is designed to reduce duplicate mailings and printings and postage costs.  However, if any shareholder residing at such address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she may contact Cherrie Mahon, WindTamer Corporation’s Corporate Secretary, WindTamer Corporation, 1999 Mt. Read Boulevard, Rochester, NY  14615, or by phone at (585) 243-4040, and we will promptly forward to such shareholder a separate Annual Report and Proxy Statement.  The contact information above may also be used by members of the same household currently receiving multiple copies of the Annual Report and Proxy Statement in order to request that only one set of materials be sent in the future.

CORPORATE GOVERNANCE

Introduction

The Company has in place a comprehensive corporate governance framework that reflects the corporate governance requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.

The Company has adopted a set of Corporate Governance Guidelines and a Code of Business Conduct and Ethics, the full texts of which are available for your review in the Governance section of the Company’s website at www.windtamerturbines.com/investor-relations/corporate-governance, which also are available in print to any shareholder upon written request to the Company’s Corporate Secretary.

Director Independence

The Corporate Governance Guidelines adopted by the Board of Directors provide that a majority of the members of the Board of Directors, and each member of the Audit, Compensation and Corporate Governance Committees, must meet the independence requirements set forth therein.  The full text of the Corporate Governance Guidelines, including the independence requirements, is available for your review in the Governance section of our website at www.windtamerturbines.com/investor-relations/corporate-governance.  At this time, we are not subject to the requirements of a national securities exchange or an inter-dealer quotation system with respect to the need to have a majority of our directors as independent. In the absence of such requirements, we have elected to use the definition established by the Nasdaq independence rule which defines an independent director as a person other than an officer or employee of us or our subsidiaries or any other individual having a relationship, which in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The definition further provides that the following relationships are considered bars to independence regardless of the board’s determination: employment by the company; employment of the director or a family member by us or any parent or subsidiary of ours at any time thereof during the past three years, other than family members in non-executive officer positions; $120,000 compensation; employment as an executive officer of another entity where a director of the Company or a family member has served on the compensation committee at any time during the past three years; service by the director who or a family member as a partner, controlling shareholder or executive officer of any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than (i) payments arising solely from investments in the Company’s securities or (ii) payments under non-discretionary charitable contribution matching programs; or a director or a family member of the director, being a partner of our outside auditor or having been a partner or employee of our outside auditor who worked on our audit, during the past three years.

Based on the review and recommendation of the Company’s Corporate Governance Committee, the Board of Directors has determined that each of John P. Blake, Steven DiNunzio, Pierre Leignadier, George Naselaris and Dov Schwell is an independent director in accordance with the Corporate Governance Guidelines and, thus, that a majority of the current Board of Directors, and each member or nominee intended to become a member of the Audit, Compensation and Corporate Governance Committees, is independent. William A. Schmitz is not an independent director.

Director Selection Process

In connection with this Annual Meeting, the Company’s Corporate Governance Committee recommended, and the Company’s full Board of Directors identified and nominated, individuals qualified to become Board members. The Board of Directors believes that persons nominated to serve as a director should possess certain minimum qualifications including integrity, absence of conflicts of interest, demonstrated achievement in one or more fields, management or policy-making experience, business understanding and available time. These are only threshold criteria, however, and the Board of Directors may also consider the contributions that a candidate can be expected to make to the collective functioning of the Board based on the totality of the candidate’s credentials, experience and expertise, the composition of the Board of Directors at the time, and other relevant circumstances. The Board of Directors may also approve the candidacy of a nominee who does not satisfy all of these requirements if it believes the service of such nominee is in the best interests of the Company. Generally, the Corporate Governance Committee and the Board of Directors will first consider current Board members because they meet the criteria listed above and possess an in-depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives. While the Corporate Governance Committee and Board of Directors do not have a formal policy with regard to the consideration of diversity in identifying director nominees, the Board of Directors seeks a diverse and appropriate balance of members who have the experiences, qualifications, attributes or skills that are necessary to oversee a publicly traded, growth-oriented organization that operates in the energy field, when considering the overall composition of the Board.  In addition, the Board of Directors seeks directors with experience in a variety of professional disciplines and business ventures that can provide diverse perspectives on the Company’s operations. The Corporate Governance Committee and the Board of Directors each evaluates the types of backgrounds that are needed to strengthen and balance the Board of Directors based on the foregoing factors and will nominate candidates to fill vacancies accordingly.

When seeking candidates for director, the Corporate Governance Committee and Board of Directors may solicit suggestions from management or others.  After conducting an initial evaluation and considering the candidate suitable, the Corporate Governance Committee or Board of Directors will interview the candidate and may ask the candidate to meet with other directors and management.

The Corporate Governance Committee will consider director candidates recommended by the Company’s shareholders. Shareholders may recommend director candidates by contacting the Chairman of the Board as provided under the heading “Director Communications.”  The Corporate Governance Committee considers candidates suggested by its members, other directors, senior management and shareholders in anticipation of upcoming elections and actual or expected Board of Director vacancies.  All candidates, including those recommended by shareholders, are evaluated on the same basis in light of the entirety of their credentials and the needs of the Board of Directors and the Company.  Under “Proposal No. 1 – Election of Directors” below, we provide an overview of each nominee’s experience, qualifications, attributes and skills that led the Corporate Governance Committee and the Board of Directors to determine that each nominee should serve as a member of the Board of Directors.

Director Communications

Shareholders and other interested parties may communicate with: (i) the Board of Directors, by contacting the Chairman of the Board; and (ii) the Audit, Compensation or Corporate Governance Committees of the Board of Directors, by contacting the Chairmen of such committees.  All communications should be in writing, should indicate in the address whether the communication is intended for the Chairman of the Board or a Committee Chairman, and should be directed care of WindTamer Corporation’s Corporate Secretary, Cherrie Mahon, Shareholder Communications, WindTamer Corporation, 1999 Mt. Read Boulevard, Rochester, NY  14615.

The Corporate Secretary will relay correspondence (i) intended for the Board of Directors, to the Chairman of the Board, who will, in turn, relay such correspondence to the entire Board of Directors, and (ii) intended for the Audit, Compensation, and Corporate Governance Committees, to the Chairmen of such committees.

The Corporate Secretary may filter out and disregard or re-direct (without providing a copy to the directors or advising them of the communication), or may otherwise handle at his or her discretion, any director communication that falls into any of the following categories:

•	Unsolicited marketing or advertising material or mass mailings;
•	Unsolicited newsletters, newspapers, magazines, books and publications;
•	Surveys and questionnaires;
•	Resumes and other forms of job inquiries;
•	Requests for business contacts or referrals;
•	Obscene materials;
•	Material that is threatening or illegal; or
•	Any communications or materials that are not in writing.

In addition, the Corporate Secretary may handle in his or her discretion any director communication that can be described as an “ordinary business matter.” Such matters include the following:

•	Routine questions, service and product complaints and comments that can be appropriately addressed by management; and
•	Routine invoices, bills, account statements and related communications that can be appropriately addressed by management.

BOARD OF DIRECTORS AND COMMITTEES

Board of Directors

The Board of Directors held 13 meetings in 2010.  In 2010, each of the Company’s directors attended or participated in 75% or more of the aggregate of (i) the total number of regularly scheduled meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of regularly scheduled meetings held by all committees of the Board of Directors during the period in which each such director served on such committees.

Directors are encouraged to attend the Company’s Annual Meetings of Shareholders, and the Company generally schedules a meeting of the Board of Directors on the same date and at the same place as the Annual Meeting of Shareholders to encourage director attendance.  All of the members constituting the Board of Directors at the time of the 2010 Annual Meeting of Shareholders, except for one director, attended the 2010 Annual Meeting of Shareholders.

Board of Directors Leadership Structure and Risk Oversight Role

The Company has chosen to separate the position of Chairman of the Board and Chief Executive Officer since April 15, 2010.  The Company believes that this separation of positions is the most appropriate structure for effectively dealing with both management and risk oversight at this stage in our development.  Prior to April 15, 2010, Gerald Brock was the Company’s Chairman of the Board and Chief Executive Officer.  On April 15, 2010, William A. Schmitz became the Company’s Chief Executive Officer, replacing Mr. Brock.  Mr. Brock remained the Company’s Chairman of the Board until June 10, 2010, when Dov Schwell was named Chairman of the Board.  As Chairman of the Board, Mr. Schwell provides overall leadership to the Board of Directors in its oversight function while, as Chief Executive Officer, Mr. Schmitz provides leadership in respect to the day-to-day management and operation of the Company’s businesses.  Mr. Brock remained a director until March 2, 2011, when he resigned as a director.

The Board of Directors as a whole, and through its committees, has responsibility for the oversight of the Company’s risk management, including the review of the policies with respect to risk management and risk assessment.  With the oversight of the full Board of Directors, the Company’s senior management is responsible for the day-to-day management of the material risks the Company faces.  The Board of Directors is required to satisfy itself that the risk management process implemented by management is adequate and functioning as designed.

Each of the Audit, Compensation, and Corporate Governance Committees oversees certain aspects of risk management and reports its respective findings to the full Board of Directors. The Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of the risk-related internal controls, internal investigations, and security risks, generally. The Corporate Governance Committee oversees our corporate governance guidelines and governance-related risks, such as board independence. The Compensation Committee oversees risks related to compensation policies and practices.

Board Committees

The Board of Directors has established an Audit Committee, a Compensation Committee, and a Corporate Governance Committee. The Corporate Governance Committee, in addition to functions typically performed by a Corporate Governance Committee, also performs the functions often performed by a Nominating Committee.

The Audit Committee

The Audit Committee consists of Steven DiNunzio (Chairman), Pierre Leignadier and George Naselaris, and is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm.  The Audit Committee also oversees management’s performance of its responsibility for the integrity of the Company’s accounting and financial reporting and its systems of internal controls, the performance of the Company’s internal audit function and the Company’s compliance with legal and regulatory requirements.  The Audit Committee operates under a written Audit Committee charter adopted by the Board of Directors, which can be found in the Governance section of our web site, www.windtamerturbines.com/investor-relations/corporate-governance, and is also available in print to any shareholder upon request to the Corporate Secretary.  The Audit Committee held four meetings during 2010.  The Board of Directors has determined that (i) all of the members of the Audit Committee are independent within the meaning of the rules promulgated by Nasdaq and the Company’s Corporate Governance Guidelines, and (ii) that Mr. DiNunzio qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

The Compensation Committee

The Compensation Committee is responsible for, among other things, reviewing, evaluating and approving all compensation arrangements for the executive officers of the Company, evaluating the performance of executive officers, administering the Company’s 2008 Equity Incentive Plan, as amended and restated, and recommending to the Board of Directors the compensation for Board members, such as retainers, committee and other fees, stock option, restricted stock and other stock awards, and other similar compensation as deemed appropriate.  The Compensation Committee confers with the Company’s executive officers when making the above determinations.  The Compensation Committee currently consists of George Naselaris (Chairman), Pierre Leignadier and Dov Schwell.  The Compensation Committee held six meetings during 2010.  The Compensation Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, www.windtamerturbines.com/investor-relations/corporate-governance, and which is also available in print to any shareholder upon request to the Corporate Secretary.  The Board of Directors has determined that all of the members of the Compensation Committee are independent within the meaning of the rules promulgated by Nasdaq and the Company’s Corporate Governance Guidelines.

The Corporate Governance Committee

The Corporate Governance Committee is responsible for, among other things, reviewing and reporting to the Board of Directors on matters involving relationships among the Board of Directors, the shareholders and senior management.  The Corporate Governance Committee (i) reviews the Corporate Governance Guidelines and other policies and governing documents of the Company and recommends revisions as appropriate, (ii) reviews any potential conflicts of interests of independent directors, (iii) reviews and monitors related person transactions, and (iv) reviews and determines director independence, and makes recommendations to the Board of Directors regarding director independence.  The Corporate Governance Committee also performs functions often delegated to a Nominating Committee, such as (i) developing the criteria and qualifications for membership on the Board of Directors, (ii) recommending candidates to fill new or vacant positions on the Board of Directors, and (iii) conducting appropriate inquiries into the backgrounds of potential candidates.  The Corporate Governance Committee currently consists of John P. Blake (Chairman), Steven DiNunzio and Dov Schwell. The Corporate Governance Committee held two meetings in 2010. The Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, www.windtamerturbines.com/investor-relations/corporate-governance, and which is also available in print to any shareholder upon request to the Corporate Secretary.  The Board of Directors has determined that all of the members of the Corporate Governance Committee are independent within the meaning of the rules promulgated by Nasdaq and the Company’s Corporate Governance Guidelines.

2010 COMPENSATION FOR NON-EMPLOYEE DIRECTORS

Annual compensation for non-employee directors for 2010 was comprised entirely of awards of options to purchase the Company’s common stock, as is described in more detail below.

Director Equity Grants

Pursuant to the Company’s 2008 Equity Incentive Plan, as amended and restated, each non-employee director of the Company who is deemed to be independent will receive, on each January 5th (or the next business day thereafter if January 5th is not a business day), an automatic grant of an option to purchase 200,000 shares of common stock of the Company, which vest immediately upon grant.  The exercise price of such options is equal to the closing price of the common stock on the date of the option grant, and the term of such options is ten years.  A new independent director who becomes a member of the Board of Directors during the course of the calendar year receives an automatic grant on the date that he or she becomes a director in the amounts specified above, pro-rated based on the calendar month of the year in which such person became a director.  The options are granted on a going-forward basis, before the director completes his or her service for the calendar year.  All such grants of options to non-employee directors are subject to certain terms and conditions described in the Company’s 2008 Equity Incentive Plan, as amended and restated.

Chairman of the Board and Chairman of the Audit Committee

On January 20, 2011, the Compensation Committee recommended to the Board of Directors, and the Board of Directors approved, awarding on each January 5th (or the next business day thereafter if January 5th is not a business day) starting on January 5, 2012 to each of the Chairman of the Board and the Chairman of the Audit Committee an additional automatic grant of an option to purchase 100,000 and 33,000, respectively, shares of common stock of the Company, which vest immediately upon grant.  The exercise price of such options is equal to the closing price of the common stock on the date of the option grant, and the term of such options is ten years.  A director who becomes the Chairman of the Board and/or the Chairman of the Audit Committee during the course of the calendar year receives an automatic grant on the date that he or she assumes such position in the amounts specified above, pro-rated based on the calendar month of the year in which such person assumes the applicable position.  The 2008 Equity Incentive Plan, as amended and restated, has been amended to reflect these changes, and is presented to shareholders under Proposal 2.  Dov Schwell has been Chairman of the Board since June 10, 2010 and Steven DiNunzio has been Chairman of the Audit Committee since March 10, 2010.  No director of the Company received additional compensation in 2010 as a result of being the Chairman of the Board or the Chairman of the Audit Committee, but Messrs. Schwell and DiNunzio were awarded an additional option to purchase 100,000 and 33,000 shares, respectively, of common stock on January 20, 2011 for their projected service as Chairman of the Board and Chairman of the Audit Committee during 2011.

2010 Director Compensation Table

The following table lists 2010 compensation paid to any person who served as a non-employee director during 2010.  This table does not include compensation paid to William A. Schmitz or Gerald Brock, who served as directors and also were named executive officers in 2010, as they did not receive additional compensation for their service as directors.

Name	Dates of Board Service During 2010	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)		All Other Compensation ($)	Total ($)(5)
Dov Schwell	04/28/2010–12/31/2010	$—	$37,350	(2)	$—	$37,350
John P. Blake	02/09/2010–12/31/2010	$—	$75,533	(3)	$—	$75,533
Steven DiNunzio	01/01/2010–12/31/2010	$—	$106,400	(4)	$—	$106,400
Eugene Henn	01/01/2010–04/28/2010	$—	$106,400	(4)	$—	$106,400
Pierre Leignadier	04/28/2010–12/31/2010	$—	$37,350	(2)	$—	$37,350
George Naselaris	01/01/2010–12/31/2010	$—	$106,400	(4)	$—	$106,400
Anthony Romano	01/01/2010–04/28/2010	$—	$106,400	(4)	$—	$106,400

(1)
Represents the aggregate grant date fair value of options to purchase common stock granted to such director, computed in accordance with the Financial Accounting Standards Board ASC Topic 718.  In valuing such awards, the Company made certain assumptions.  For a discussion of those assumptions, please see Note 6 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for 2010.

(2)
Consists of 150,000 options to purchase common stock with an exercise price of $0.30 per share granted upon the director joining the Board on April 28, 2010 as the pro-rata automatic annual grant of options pursuant to the Company’s 2008 Equity Incentive Plan, as amended and restated.

(3)
Consists of 183,333 options to purchase common stock with an exercise price of $0.61 per share granted upon the director joining the Board on February 9, 2010 as the pro-rata automatic annual grant of options pursuant to the Company’s 2008 Equity Incentive Plan, as amended and restated.

(4)
Consists of 200,000 options to purchase common stock with an exercise price of $0.78 per share granted on January 5, 2010 as the automatic annual grant of options pursuant to the Company’s 2008 Equity Incentive Plan, as amended and restated.

(5)
Includes the expense associated with the reduction of the exercise price to $0.29 per share for all outstanding options under the Company’s 2008 Equity Incentive Plan, as amended and restated, to purchase common stock, including those held by directors, on May 17, 2010.

Non-employee directors beneficially owned the following shares of the Company’s common stock, and options to purchase shares of the Company’s common stock, as of December 31, 2010:

Name	Common Stock		Options to Purchase Common Stock
Dov Schwell	10,000	(1)	150,000
John P. Blake	—		183,333
Steven DiNunzio	—		216,667
Pierre Leignadier	113,000	(2)	150,000
George Naselaris	200,000		200,000

(1)	Shares held by children who share the same home.
(2)	Shares held jointly with wife.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

 Review of Related Person Transactions

On April 28, 2010, the Board of Directors adopted a Statement of Policy with respect to Related Person Transactions, which is administered by Corporate Governance Committee.  This policy covers any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person has a direct or indirect material interest.  Related Persons include directors, director nominees, executive officers, any beneficial holder of more than 5% of any class of the Company’s voting securities, and any immediate family member of any of the foregoing persons.  Transactions that fall within this definition are considered by the Corporate Governance Committee for approval, ratification or other action.  Based on its consideration of all of the relevant facts and circumstances, the Corporate Governance Committee will decide whether or not to approve such transaction and will approve only those transactions that are in the best interests of the Company and its shareholders.  If the Company becomes aware of an existing Related Person Transaction that has not been approved under this Policy, the matter will be referred to the Corporate Governance Committee.  The Corporate Governance Committee will evaluate all options available, including ratification, revision or termination of such transaction.

Transactions with Related Persons

Amy Brock, the daughter of Gerald Brock, the Company’s Chief Executive Officer during all of 2009 and in 2010 until April 15, 2010 and a director of the Company during all of 2009 and 2010, served as Corporate Secretary during all of 2009 and in 2010 until June10, 2010, and earned $43,134 and $21,285 for her services in 2009 and 2010, respectively.

During 2009 and 2010, Richard Brock, brother of Gerald Brock, and Richard Brock’s company, R.B. Brock Construction, provided consulting services for the Company.  These services were in connection with production model development, assembly, installation and construction in connection with the Company’s office space.  During 2009, they were compensated for the performed services in the amount of $189,500, which was paid partially in $149,005 cash and partially through the issuance of 50,620 shares of common stock to Richard Brock under the Company’s 2008 Equity Incentive Plan.  During 2010, they performed similar services and were compensated an aggregate amount of $50,161 in cash.

On February 12, 2009, the Company entered into a consulting agreement with Patricia Cole, a licensed real estate agent and the sister of Gerald Brock, to assist the Company in locating potential wind turbine sites for lease or purchase by the Company or purchasers of the Company’s products.  The Consulting Agreement had a term of one year, and Ms. Cole was to be compensated $5,000 per month during each month of the term when services were performed.  No services were ever performed by Ms. Cole pursuant to the Consulting Agreement, and no payments were made to Ms. Cole by the Company.  On April 24, 2009, the Company entered into a termination and release agreement with Ms. Cole.  The Termination and Release terminated the Consulting Agreement and provided a full release by Ms. Cole of the Company for any liability with respect to the Consulting Agreement.  No payment was made or is due to Ms. Cole in connection with the Termination and Release.

John Schwartz was elected Chief Operating Officer of the Company on March 10, 2009.  He resigned from that position effective August 21, 2009.  Prior to his election as Chief Operating Officer, he acted as a consultant to the Company under a consulting agreement dated October 30, 2008.  Mr. Schwartz was retained as a consultant to the Company due to his expertise in business management and operations in connection with manufacturing and machining operations.  His services were expected to be primarily: review and analysis of operations and operational structure and strategies; development of turbine manufacturing, supply and assembly logistics; the preparation of alternative energy state grant applications; and assistance in presentations and meetings with potential customers.  Under this agreement Mr. Schwartz received $15,000 in consulting fees in 2009.  He also received an additional 300,000 shares of common stock upon the purported vesting of a portion of the prior award in 2009.  The total stock award was for 1,000,000 shares of the Company’s common stock under the Company 2008 Equity Incentive Plan.  Based on information received after the vesting dates of the award, the Company does not believe that Mr. Schwartz has satisfied the vesting criteria for the issuance of said shares.  In February 2009, Mr. Schwartz was also granted a stock option to purchase 1,000,000 shares at $1.00 per share under the 2008 Equity Incentive Plan. At the time of his resignation, Mr. Schwartz was vested in 50% of this stock option award.  Under the terms of his stock option award agreement, he had 120 days from the effective date of his resignation to exercise those vested stock options. The vested and unvested stock options under the award agreement were forfeited without being exercised.

On February 25, 2009, Gerald Brock and John Schwartz entered a Memorandum of Understanding with George Cary and Mario Pirrello, each being then one-half owners of Alternative Wind Resources, LLC.  The recitals to the memorandum indicated that Mr. Brock and Mr. Schwartz desired to become equal members in Alternative Wind Resources, LLC with Messrs. Cary and Pirrello.  The terms of the Memorandum of Understanding also provided that Mr. Brock and Mr. Schwartz were to assist Alternative Wind Resources, LLC in entering into an exclusive agreement with the Company, and that Mr. Cary and Mr. Pirrello would enter into a Non-Disclosure and Non-Compete Agreement with Alternative Wind Resources, LLC and the Company.  The Company is not a party to the Memorandum of Understanding.  It is the position of the parties to the Memorandum of Understanding and the Company that the Memorandum of Understanding was a non-binding document.  At the request of the Company, and in connection with its disclosure controls and procedures, the parties to the Memorandum of Understanding provided an acknowledgement dated August 5, 2009 that neither Mr. Brock nor Mr. Schwartz has acquired, held or had the right to acquire, any interest in Alternative Wind Resources.  On March 7, 2009, the Company entered into an agreement with Alternative Wind Resources, LLC to produce a 15kWh prototype wind turbine unit by May 30, 2009.  Alternative Wind Resources, LLC agreed to reimburse the Company for engineering and materials costs and to provide us with a purchase order for one thousand (1,000) 15kWh units within one year after delivery of the prototype.  The Company has demanded $77,413.30 as reimbursement for engineering and materials costs, which has not been paid to date. The agreement also granted Alternative Wind Resources, LLC the exclusive right to purchase all 15kWh and larger wind turbine units for wind farm and industrial uses and development.  The Company did not deliver the 15kWh prototype required under the agreement. The price and terms for the order were still to be determined by the parties.  On April 29, 2009, the Company also granted an option to Alternative Wind Resources, LLC, to enter into an exclusive license agreement with the Company for 50 years for the sale of our 15 kWh and larger wind turbines upon the payment of a $6.0 million license fee.  The option was subject to extension if the Company’s due diligence provided to Alternative Wind Resources was not reasonably acceptable.  Alternative Wind Resources, LLC paid a $10,000 fee to the Company for the option, but Alternative Wind Resources never paid the $6.0 million license fee. On September 10, 2009 the Company received a letter from Alternative Wind Resources, LLC terminating the agreement and option, and requesting the return of $60,000 paid in connection with those agreements for the failure to deliver a prototype and the failure to provide due diligence requested  under the option.  The Company believes that it has complied with the agreement and has disputed Alternative Wind Resources, LLC’s claims that it did not provide such information.  The Company confirmed the termination of the agreement and option and have disputed these claims for payment although there can be no assurance that it will be successful.

On November 14, 2009, William A. Schmitz, the Company’s President and a director since November 16, 2009 and the Company’s Chief Executive Officer since April 15, 2010, acquired from the Company 125,000 shares of the Company’s common stock for total consideration of $75,000 in a private placement.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the common stock of the Company, (ii) each of the Company’s directors, director nominees, and named executive officers, and (iii) all directors and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, to the best of the Company’s knowledge, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them.

Unless otherwise noted, the security ownership information provided below is given as of March 18, 2011 and all shares are owned directly, and includes shares with underlying options which can be exercised within 60 days (but such shares underlying options are not deemed outstanding for computing the percentage of any other person).  Percentage ownership information is based on 172,060,672 outstanding shares of Common Stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage Ownership of Common Stock of Class
William A. Schmitz	2,376,648	(1)	1.4%
Mark Matthews	402,381	(2)	*
Adeeb Saba	975,000	(3)	*
Dov Schwell	460,000	(4)	*
John P. Blake	383,333	(5)	*
Steven DiNunzio	449,667	(6)	*
Pierre Leignadier	463,000	(7)	*
George Naselaris	400,000	(8)	*
Gerald E. Brock	3,440,000	(9)	2.0%
All directors and executive officers and nominees as a group (10 persons)	10,309,798		5.8%

*	less than 1% of the outstanding shares of common stock.

(1)
Consists of:  (1) 125,000 shares held by Mr. Schmitz directly; (2) 851,648 shares of restricted common stock issued pursuant to the Company’s 2008 Equity Incentive Plan, as amended and restated (the “2008 Plan”), that vest in full on April 1, 2011; (3) 250,000 options to purchase common stock issued pursuant to the 2008 Plan that can be exercised within 60 days; and (4) 1,150,000 warrants to purchase common stock that can be exercised within 60 days.

(2)
Consists of:  (1) 66,667 shares held by Mr. Matthews directly; (2) 285,714 shares of restricted common stock issued pursuant to the 2008 Plan that vest in full on April 1, 2011; and (3) 50,000 options to purchase common stock issued pursuant to the 2008 Plan that can be exercised within 60 days.

(3)
Consists of:  (1) 25,000 shares held by Mr. Saba directly; (2) 750,000 shares of restricted common stock issued pursuant to the 2008 Plan that vest in full on April 1, 2011; and (3) 200,000 options to purchase common stock issued pursuant to the 2008 Plan that can be exercised within 60 days.

(4)
Consists of:  (1) 450,000 options to purchase common stock issued pursuant to the 2008 Plan that can be exercised within 60 days; and (2) an aggregate of 10,000 shares held by Mr. Schwell’s children who share the same home.

(5)	Consists of 383,333 options to purchase common stock issued pursuant to the 2008 Plan that can be exercised within 60 days.
(6)	Consists of 449,667 options to purchase common stock issued pursuant to the 2008 Plan that can be exercised within 60 days.
(7)	Consists of: (1) 350,000 options to purchase common stock issued pursuant to the 2008 Plan that can be exercised within 60 days; and (2) 113,000 shares held jointly with Mr. Leignadier’s wife.

(8)	Consists of (1) 200,000 shares held by Mr. Naselaris directly and (b) 200,000 options to purchase common stock issued pursuant to the 2008 Plan that can be exercised within 60 days.
(9)	Consists of: (1) 440,000 shares held in the name of Mr. Brock’s wife and daughter; and (2) 3,000,000 warrants to purchase common stock that can be exercised within 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers, and any persons holding more than ten percent or more of a registered class of the Company’s equity securities are required to file reports of ownership and changes in ownership, on a timely basis, with the SEC.  Based on material provided to the Company, the Company believes that all such required reports were filed on a timely basis in 2010.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table discloses compensation received by the Company’s Chief Executive Officer, its Vice President of Operations, its Vice President of Sales and Marketing and its former Chief Executive Officer, also collectively referred to herein as the Company’s “named executive officers,” for the fiscal years ended December 31, 2010 and 2009.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)		All Other Compensation ($)		Total ($)
William A. Schmitz,	2010	$216,436	—	$119,231	$42,000	(2)	$15,096	(4)	$412,763
Chief Executive Officer	2009	$25,962	—	—	$766,500	(3)	—		$792,192
Adeeb Saba,	2010	$166,250	$23,149	$105,000	$7,600	(2)	$15,096	(4)	$317,095
Vice President of Operations	2009	$0	—	—	$156,000	(5)	—		$156,000
Mark Matthews,	2010	$175,000	$113,257	$58,625	$36,150	(2)(6)	$15,096	(4)	$398,128
Vice President of Sales and Marketing	2009	$4,712	—	—	$43,350	(7)			$48,062
Gerald E. Brock,	2010	$95,132	—	—	—		$6,294	(4)	$101,426
Former Chief Executive Officer	2009	$195,863	—	—	—		—		$195,863

_____________

(1)
The amounts shown in these columns reflect the aggregate grant date fair value of stock option and restricted stock awards computed in accordance with FASB ASC Topic 718.  In valuing such awards, the Company made certain assumptions. For a discussion of those assumptions, please see Note 6 to the Company’s Financial Statements included in its Annual Report on Form 10-K for the Fiscal Year ended December 31, 2010.

(2)
On May 17, 2010, the exercise price of each of Mr. Schmitz’s, Mr. Matthews’ and Mr. Saba’s stock options was reduced to $0.29 per share.  This amount represents the fair value as of May 17, 2010 for this reduction of exercise price, as computed in accordance with FASB Topic 718.  In valuing such reduction in exercise price, the Company made certain assumptions. For a discussion of those assumptions, please see Note 6 to the Company’s Financial Statements included in its Annual Report on Form 10-K for the Fiscal Year ended December 31, 2010.

(3)
On November 15, 2009, Mr. Schmitz was granted a stock option under the Company’s 2008 Equity Incentive Plan, as amended and restated (the “2008 Plan”), to purchase 1,500,000 shares of our common stock at $0.70 per share.  The option vests over three years beginning on the first anniversary of the date of grant.  On May 17, 2010, the exercise price of Mr. Schmitz’s stock options was reduced to $0.29 per share.

(4)	Consists of amounts paid for health insurance, dental insurance and group life insurance.
(5)
On December 28, 2009, Mr. Saba was granted a stock option under the 2008 Plan to purchase 400,000 shares of common stock at an exercise price of $0.60 per share.  The option vests over three years beginning on the first anniversary of the date of grant.  On May 17, 2010, the exercise price of Mr. Saba’s stock options was reduced to $0.29 per share.

(6)
On August 12, 2010, Mr. Matthews was granted a stock option under the 2008 Plan to purchase 150,000 shares of common stock at an exercise price of $0.26 per share.  The option vests over three years beginning on the first anniversary of the date of grant.

(7)
On December 17, 2009, Mr. Matthews was granted a stock option under the 2008 Plan to purchase 150,000 shares of common stock at an exercise price of $0.45 per share.  The option vests over three years beginning on the first anniversary of the date of grant.  On May 17, 2010, the exercise price of Mr. Matthews’ stock options was reduced to $0.29 per share.

Employment Agreements

Gerald E. Brock.  On July 15, 2009, the Company entered into an employment agreement with Mr. Brock, effective July 14, 2009.  Among other things, the employment agreement provides for an initial three-year employment term, which term automatically renews for successive one-year terms unless terminated by Mr. Brock or the Company.  Mr. Brock’s base compensation was initially set at $192,540 per year, and he is eligible for a bonus at the discretion of the Board of Directors to be paid solely out of positive EBITDA.  In December 2009, the Compensation Committee approved an increase in his base compensation to $225,000 per year.  Mr. Brock is subject to a non-competition covenant during the term of his employment and for a period of two years thereafter.  Upon termination of Mr. Brock’s employment for any reason, he is entitled to receive all unpaid salary, earned bonuses, vacation and other accrued benefits through the date of termination.  If Mr. Brock’s employment is terminated without “Good Cause” (as defined in the employment agreement), he is also entitled to severance payments in the amount of six months salary and payment of health insurance premiums for Mr. Brock and his family.  On May 16, 2010, the Company provided written notice to Mr. Brock that his employment agreement was being terminated for Good Cause.

William A. Schmitz.  On November 15, 2009, the Company entered into an employment agreement with Mr. Schmitz which provides for an initial three-year employment term, which term automatically renews for successive one-year terms unless terminated by Mr. Schmitz or the Company at least sixty days prior to the end of the term or any subsequent renewal term.  Mr. Schmitz’s base compensation was $225,000 during the first year of the term, and $250,000 per year thereafter.  He was eligible to receive a bonus of $25,000 contingent upon the Company recording an aggregate of $2.5 million of (i) revenue and (2) state and federal government grants prior to December 31, 2010, which did not occur.  In addition, Mr. Schmitz is eligible for a further bonus at the discretion of the Compensation Committee of the Company.  Mr. Schmitz was entitled to receive an option to purchase 1,500,000 shares of the Company’s common stock pursuant to the Company’s 2008 Equity Incentive Plan, as amended and restated, with such option having a 10-year term and vesting of 250,000 shares on November 15, 2010, 250,000 shares on November 15, 2011 and 1,000,000 shares on November 15, 2012.  Mr. Schmitz is subject to non-competition covenant during the term of his employment and for a period of one year thereafter.  Upon termination of Mr. Schmitz’s employment for any reason, he is entitled to receive all unpaid salary, earned bonuses, vacation and other accrued benefits through the date of termination.  If Mr. Schmitz’s employment is terminated without “Good Cause,” as defined in the Employment Agreement, he is also entitled to severance payments in an amount equal to the annual salary at the rate in effect as of the date of termination for the remainder of the term but not less than two times his annual salary, and payment of health insurance premiums for himself and his family for twelve months immediately after termination.

Adeeb Saba.  On December 28, 2009, we entered into an employment agreement with Mr. Saba in connection with his employment with the Company.  It provides for an initial three-year employment term, which term automatically renews for successive one-year terms unless terminated by Mr. Saba or the Company at least sixty days prior to the end of the term or any subsequent renewal term.  Mr. Saba’s base compensation was set at $175,000.  In addition to his base salary, Mr. Saba shall be entitled to receive bonus payments as follows: four percent (4%) of all sales of the Company up to $2.5 million and one percent (1%) of all sales of the Company between $2.5 million and $10 million recorded during calendar year 2010.  Such bonus payments are payable on a quarterly basis and will be carried over to the next calendar quarter to the extent such payments exceed $43,750 in a given quarter.  Mr. Saba was entitled to receive an option to purchase 400,000 shares of the Company’s common stock pursuant to the Company’s 2008 Equity Incentive Plan, as amended and restated, with such option having a 10-year term and vesting of 200,000 shares on December 28, 2010, 100,000 shares on December 28, 2011 and 100,000 shares on December 28, 2012.  Mr. Saba is subject to a non-competition covenant during the term of his employment and for a period of one year thereafter.  Upon termination of Mr. Saba’s employment for any reason, he is entitled to receive all unpaid salary, earned bonuses, vacation and other accrued benefits through the date of termination.  If Mr. Saba’s employment is terminated without “Good Cause,” as defined in the employment agreement, he is also entitled to severance payments in an amount equal to the annual salary at the rate in effect as of the date of termination for the remainder of the term but not less than two times his annual salary, and payment of health insurance premiums for himself and his family for twelve months immediately after termination.

Mark Matthews.  On December 17, 2009, we entered into an employment agreement with Mr. Matthews in connection with his employment with the Company.  It provides for an initial three-year employment term, which term automatically renews for successive one-year terms unless terminated by Mr. Matthews or the Company at least sixty days prior to the end of the term or any subsequent renewal term.  Mr. Matthew’s base compensation was set at $175,000.  In addition to his base salary, Mr. Matthew’s shall be entitled to receive a commission equal to five percent (5%) of all sales of the Company during calendar year 2010, with such commission subject to adjustment after 2010 by the Chief Executive Officer of the Company.  Mr. Matthews was entitled to receive an option to purchase 150,000 shares of the Company’s common stock pursuant to the Company’s 2008 Equity Incentive Plan, as amended and restated, with such option having a 10-year term and vesting of 50,000 shares on December 17, 2010, 50,000 shares on December 17, 2011 and 50,000 shares on December 17, 2012.  In addition, Mr. Matthews was entitled to receive 25,000 shares of the Company’s restricted common stock pursuant to the Company’s 2008 Equity Incentive Plan, as amended and restated, which would be fully vested upon issuance, on January 5, 2010.  Upon termination of Mr. Matthew’s employment for any reason, he is entitled to receive all unpaid salary, earned bonuses, vacation and other accrued benefits through the date of termination. If Mr. Matthew’s employment is terminated without “Good Cause,” as defined in the employment agreement, he is also entitled to severance payments in an amount equal to the annual salary at the rate in effect as of the date of termination for the remainder of the term but not less than two times his annual salary, and payment of health insurance premiums for himself and his family for twelve months immediately after termination.

The following table sets forth all outstanding equity awards made to each of the Company’s named executive officers that were outstanding at the end of 2010.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested($)
William A. Schmitz	250,000	1,250,000	(1)	0.29	11/15/2019	—	—
Adeeb Saba	200,000	200,000	(2)	0.29	12/28/2019	—	—
Mark Matthews	50,000	100,000	(3)	0.29	12/17/2019	—	—
	—	150,000	(4)	0.26	08/12/2020
Gerald Brock	—	—		—	—	—	—

(1)	Unexercised stock options vest on November 15, 2011 and 2012 with respective amounts of 250,000 and 1,000,000.
(2)	Unexercised stock options vest on December 28, 2011 and 2012 with respective amounts of 100,000 and 100,000.
(3)	Unexercised stock options vest on December 17, 2011 and 2012 with respective amounts of 50,000 and 50,000.
(4)	Unexercised stock options vest on August 12, 2011, 2012 and 2013 with respective amounts of 50,000, 50,000 and 50,000.

In January 2010, the Company’s Board of Directors adopted a 401(k) plan for the payment of retirement benefits to employees, including to the Company’s named executive officers. To date, the Company has not contributed or matched any funds to any employee, including the named executive officers, under the 401(k) plan.

PROPOSAL 1

ELECTION OF DIRECTORS

The size of the Company’s Board of Directors is set at 6 directors.  As of March 18, 2011, the Board of Directors has no vacancies.  Our Restated Certificate of Incorporation provides for division of the Board into three classes (Class I, Class II and Class III) of as nearly equal number of directors as possible.  The director positions were initially classified in 2009 with current terms as follows:  the first class (Class I) expire at the 2013 annual meeting of shareholders; the second class (Class II) expire at the 2011 annual meeting; and, the third class (Class III) expire at the 2012 annual meeting.  Directors that replace those whose terms expire at such annual meeting shall be elected for three year terms.

There are two Class II directors whose term expires at the 2011 Annual Meeting of Shareholders.  Those director positions are currently held by William A. Schmitz and George Naselaris.  On the recommendation of the Company’s Corporate Governance Committee, the Board of Directors has nominated Messrs. Schmitz and Naselaris to be re-elected as Class II directors for a term of three years.  All four of our other incumbent directors, Dov Schwell (Chairman of the Board), Steven DiNunzio, John P. Blake and Pierre Leignadier, are not up for election this year and are continuing in their respective current terms.

The proxies given for the Annual Meeting of Shareholders may not be voted for more than two directors.  If elected, the Class II nominees will hold office until the 2014 annual meeting of shareholders, or until each of his successors has been duly elected and qualified, or until the director’s earlier death, resignation or removal.  If any nominee becomes unavailable for any reason, shares represented by the proxies designated as such in the enclosed proxy card will be voted for such person or persons, if any, as may be designated by the Board of Directors.  At present, it is not anticipated that any nominee will be unable to serve.  Directors will be elected by a plurality of the votes cast for each director at the Annual Meeting of Shareholders.

Nominees

The following biographies set forth certain information with respect to the nominees for election as directors of the Company, none of whom is related to any other nominee or executive officer.  Each of the nominees currently serves on the Board of Directors.

Class II Nominees — Three-Year Term Expiring in the Year 2014

William A. Schmitz, age 48, has served as President and as a director of the Company since November 15, 2009.  On April 15, 2010, Mr. Schmitz was named Chief Executive Officer of the Company and replaced Gerald Brock in such position.  Prior to joining WindTamer, Mr. Schmitz was Chief Operating Officer of Ultralife Corporation (formerly known as Ultralife Batteries Inc.) since 2002.  Mr. Schmitz joined Ultralife in December 1999 and until his appointment as its COO, held several positions including its Vice President of Manufacturing, its Vice President and General Manager of Primary Batteries, and its Chief Operating Officer of Primary Batteries.  Prior to joining Ultralife, Mr. Schmitz served for Bausch & Lomb from 1985 to 1999 in several positions, most recently as Director of New Product Development in the Eyewear Division from 1995 to 1999.  Mr. Schmitz has an M.S. in Operations Management from the University of Rochester and a B.S. in Mechanical Engineering from the Rochester Institute of Technology.

Key Attributes, Experience and Skills:

Mr. Schmitz’s experience as an executive at Ultralife Corporation and Bausch & Lomb for more than 25 years positions him to provide guidance in government relations.  Moreover, Mr. Schmitz’s education and experience in engineering and operations management affords him extensive knowledge of the Company’s technology and research and development efforts.

George Naselaris, age 70, is a director of the Company, elected in November 2008.  For more than 40 years, Mr. Naselaris was the owner of the Duchess Restaurant in Penfield, New York, a full-service family restaurant.

Key Attributes, Experience and Skills:

Through Mr. Naselaris’ career as an entrepreneur driving the growth of the Duchess Restaurant, he has obtained valuable business and management experience and brings important perspectives on the issues facing the Company. Mr. Naselaris’ tenure as a member of the Board of Directors and its Compensation and Audit Committees brings useful compliance insights to the Board.

If a quorum is present, the Company’s By-laws provide that Directors are elected by a plurality of the votes cast by the shares entitled to vote.  Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the annual meeting of shareholders, but are not counted and have no effect on the determination of whether a plurality of the votes cast by the shares entitled to vote exists with respect to a given nominee.

A shareholder using the enclosed form of proxy may authorize the persons named in the proxy to vote for all or any of the above named nominees or may withhold from said persons authority to vote for all or any of such nominees.  If, for any reason, any of the nominees named above should not be available for election as contemplated, it is the intention of the persons named in the proxy to vote for such other person or persons, if any, as the Board of Directors may recommend.  The Board of Directors has no reason to believe any nominees will be unavailable.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH
OF THE TWO (2) NOMINEES NAMED ABOVE TO THE CLASS INDICATED.

Directors, Director Nominees and Executive Officers

As of March 18, 2011, the executive officers, directors and director nominees of the Company are as follows:

Name	Age	Position
William A. Schmitz	48	Chief Executive Officer, Director and Director Nominee
Molly Hedges	55	Acting Chief Financial Officer and Vice President of Finance
Mark Matthews	38	Vice President of Sales and Marketing
Adeeb Saba	44	Vice President of Operations
Dov Schwell	43	Chairman of the Board of Directors and Director
John P. Blake	50	Director
Steven DiNunzio	43	Director
Pierre Leignadier	41	Director
George Naselaris	70	Director and Director Nominee

Set forth below is biographical information with respect to directors who are not nominees for election and are continuing in office and the Company’s current executive officers, except William A. Schmitz, whose information is set forth above:

Class I Directors — Three-Year Term Expiring in the Year 2013

Steven DiNunzio, age 43, is a director of the Company, elected on December 30, 2009.  Mr. DiNunzio is currently Chief Financial Officer of Diamond Notch Asset Management, LLC, a multi-strategy investment advisor with approximately $430 million of assets under management.  His responsibilities at Diamond Notch include accounting and financial management and reporting, middle and back office operations and managing service provider relationships, for administration, audit, tax and most prime broker relationships for the Diamond Notch Funds.  Prior to joining Diamond Notch Asset Management, from 2002 to 2007, Mr. DiNunzio held several positions in the Fund Derivatives Department at BNP Paribas and Zurich Capital Markets, most recently as Director and Head of Fund Derivatives Operations for BNP Paribas in New York.  Prior to that, Mr. DiNunzio was a Director at Dune Partners, Ltd., a London based hedge fund where his responsibilities included directing operations, compliance and finance.  Mr. DiNunzio has also held various positions at Swiss Bank/UBS in the Foreign Exchange, Middle Office and Program Management groups.  Mr. DiNunzio holds a Bachelors of Business Administration from Pace University and is a CFA Charter Holder.

Pierre Leignadier, age 41, is a director of the Company, elected on April 28, 2010.  Mr. Leignadier has more than 16 years of financial industry experience, and is currently the President of OmniMarkets, LLC, a company he founded in 2004 to provide consulting services to the financial industry.  OmniMarkets specializes in trading, analytics and risk management solutions, building on Mr. Leignadier’s experience as a trader and as a developer.  Recently, Mr. Leignadier was also the Head of the Risk Management and Valuation Practice for Investance Americas (2008) and formed and headed the Securitized Credit Analytics team of Calyon Americas (2007).  Prior to founding OmniMarkets, Mr. Leignadier had been the head of Scandinavian Interest Rate Derivatives for Svenska Handelsbanken (in London and Stockholm) and completed several trading-related functions for Banque Indosuez in Stockholm and Paris.  Mr. Leignadier holds a Master of Philosophy in Quantitative Finance (DEA Ecole Normale Superieure 1994) and a Master in Engineering, Biology and Mathematics from Agro ParisTech (Institut National Agronomique Paris-Grignon, 1991).

Dov Schwell, age 43, has served as a director of the Company since April 2010 and as Chairman of the Board of Directors of the Company since June 10, 2010.  Mr. Schwell has served as a practicing attorney since 1991, with his practice focusing on mergers and acquisitions, securities law and general corporate law.  Since its formation in April 2010, Mr. Schwell has served as managing partner of Schwell, Wimpfheimer & Associates LLP (formerly known as Outside Counsel Solutions LLP), a full service law firm based in New York City.  From September 2004 through April 2010, he served as the Chief Executive Officer of Outside Counsel Solutions, Inc., a legal outsourcing company with offices in New York City and Jerusalem, Israel.  From December 2007 through October 2008, he served as Senior Vice President – Legal of IDT Corporation (NYSE: IDT). Prior to September 2004, he served as a partner at the New York Office of McDermott, Will & Emery. Mr. Schwell received a B.A. in Computer Science from Yeshiva University in 1988 and a J.D. from Columbia Law School in 1991.

Class III Director  — Two-Year Term Expiring in the Year 2012

John P. Blake, age 50, is a director of the Company, elected on February 9, 2010.  Mr. Blake has been the Senator for the 22nd District in the Commonwealth of Pennsylvania since January 2011.  From 2007 until February 2010, Mr. Blake served as the Executive Deputy Secretary of the Department of Community and Economic Development of the Commonwealth of Pennsylvania (“DCED”) where he was responsible for daily administration and operational oversight of the department.  From 2003 to 2007, he oversaw the Northeast Region, for the Office of the Governor of the Commonwealth of Pennsylvania.  Mr. Blake resigned from his position at the DCED in February 2010 to run for election of the Senate in the Commonwealth of Pennsylvania.  Mr. Blake also worked as vice president and senior development advisor for PNC Bank’s northeast and central Pennsylvania markets.  Mr. Blake has a B.A. in Sociology from Villanova University and holds a M.S. from Marywood College and a M.B.A. from the University of Scranton.

Executive Officers

Molly Hedges, age 55, is the Vice President of Finance and was appointed Acting Chief Financial Officer of the Company on April 28, 2010.  Prior to joining WindTamer, Ms. Hedges was Vice President of Finance and Controller at Ultralife Corporation (formerly known as Ultralife Batteries, Inc.).  She also served at Ultralife as Director of Finance and Vice President - Supply Chain.  Ms. Hedges joined Ultralife in 2000.  Prior to that, Ms. Hedges held various positions in Finance and Planning at Bausch & Lomb, and at PricewaterhouseCoopers LLP.  Ms. Hedges is a Certified Public Accountant, and has a B.S. in Accounting from Ithaca College.

Mark Matthews, age 38, is the Vice President of Sales and Marketing of the Company, appointed in December 2009.  Prior to joining WindTamer, Mr. Matthews was Vice President of Government and Commercial Sales at Ultralife Corporation (formerly known as Ultralife Batteries, Inc.), where he managed a 15 person direct sales force with over 50 distributors and agents located in six continents.  Mr. Matthews joined Ultralife in 2000 and, in addition to Vice President of Government and Commercial Sales, has served as Vice President/General Manager of Governmental Products, where he was responsible for all sales and engineering activity in the Government business unit, which accounted for 65% of Ultralife’s revenue stream, Director of Sales, Director of Quality and Lead Cell and Battery Designer.  Before this, Mr. Matthews worked for Saft America from 1997 to 2000 as a lithium sulfur dioxide cell designer, and for Eagle Picher from 1995 to 1997 as a thermal battery design engineer.  Mr. Matthews has a B.S. in Engineering Management and Chemical Engineering from Missouri University of Science and Technology.

Adeeb Saba, age 44, is the Vice President of Operations of the Company, appointed in December 2009.  Prior to joining WindTamer, Mr. Saba was Vice President of Manufacturing at Ultralife Corporation (formerly known as Ultralife Batteries, Inc.), where he was responsible for all rechargeable, non-rechargeable and communications systems operations.  Mr. Saba joined Ultralife in 2000 and, in addition to Vice President of Manufacturing has served as Vice President of Engineering – Government of Defense Group, and Director of Technology.  Before this, Mr. Saba served for Titmus Corporation from 1997 to 2000 as an Engineering Manager for New Product Development and for the Development Group, and for Bausch & Lomb from 1991 to 1996 where he participated in the commercialization of dozens of new Ray-Ban sunglasses.  Mr. Saba has a B.S. in Manufacturing Engineering Technology from Rochester Institute of Technology.

PROPOSAL 2

AMENDED AND RESTATED 2008 EQUITY INCENTIVE PLAN

We are seeking shareholder approval of amendments to the Company's existing 2008 Equity Incentive Plan, as amended and restated (the “2008 Plan”).  The 2008 Plan was first approved by the Company’s shareholders in November 2008.  Initially, 8,000,000 shares of the Company’s common stock were authorized for issuance under the 2008 Plan, and in April 2010 the number of authorized shares was increased to 16,000,000.  As of March 18, 2011, 4,325,646 shares remained available for issuance under the 2008 Plan.

On January 20, 2011, the Board of Directors approved the amended and restated 2008 Plan (the “2008 Amended Plan”), subject to shareholder approval at the Annual Meeting of Shareholders to be held on May 18, 2011, which amends and restates the 2008 Plan to, among other things, award on each January 5th (or the next business day thereafter if January 5th is not a business day) starting on January 5, 2012 to each of the Chairman of the Board and the Chairman of the Audit Committee an additional automatic annual award of an option to purchase 100,000 and 33,000, respectively, shares of common stock of the Company, which vest immediately upon grant.

The material features of the amendments to the 2008 Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the proposed 2008 Amended Plan, the full text of which, as amended and restated, subject to shareholder approval, is set forth as Appendix A to this Proxy Statement.

Description of the 2008 Amended Plan

The purpose of the 2008 Amended Plan is to encourage ownership in the Company by key personnel and directors.  Their long-term employment or other service relationship with the Company is considered essential to the Company’s continued progress.  We believe this will encourage recipients to act in the shareholders’ interest and share in the Company’s success.  Grants under the 2008 Amended Plan may be stock options, awards of stock, stock appreciation rights or cash awards.  The Plan is administered by the Compensation Committee of the Board of Directors.

The 2008 Amended Plan provides for the grant of awards with respect to a maximum of 16,000,000 shares of Common Stock.   If all or any portion of an award is forfeited or expires or terminates without the issuance of shares of stock, then the shares covered by that award (or portion of award) will again be available for grant under the 2008 Amended Plan.  However, shares that are tendered by a grantee or retained by the Company as payment for the exercise price of an award or to satisfy tax withholding obligations will not be available for issuance again under the 2008 Amended Plan.

Any employee, including any officer or employee-director, or non-employee director, of, and any consultant or advisor to, the Company or an affiliate of the Company is eligible to receive awards.  As of March 18, 2011, the Company had 13 employees and 5 non-employee directors who would be eligible to participate in the 2008 Amended Plan.  The Company also periodically makes awards to outside consultants from time to time.  As of March 18, 2011, the Company had 7 individual consultants who had outstanding awards under the Plan.

Awards under the 2008 Amended Plan will be reflected in an award agreement with the participant.  Our Compensation Committee determines who will receive awards, the types of awards, the number of shares subject to the awards, and the terms of the award consistent with the limitations of the 2008 Amended Plan.  The terms need not be the same for each award.  The term of any award may not be more than ten years from its grant date.  The Compensation Committee may design any award to meet the requirements for “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended.  Whether or not provided by an award agreement, the Committee may accelerate the exercisability or vesting of any award at any time and for any reason.  If the Company is dissolved, then, except as otherwise determined by the Board or Compensation Committee, all outstanding awards will terminate immediately prior to such event.  In the event of a change in control of the Company, the Board or Compensation Committee may, in its discretion, (i) provide for the assumption or substitution of, or adjustment to, each outstanding award; (ii) accelerate the vesting and terminate any restrictions on awards; or (iii) provide for termination of awards on such terms and conditions as it deems appropriate that are permissible under the 2008 Amended Plan, including providing for the cancellation of awards for a cash or other payment to the participant.

Unless determined otherwise by the Compensation Committee, awards under the 2008 Amended Plan may not be transferred other than by will or the laws of descent and distribution, or, other than an incentive stock option, to the extent permitted under the terms of the award, by gift to a family member.

Awards under the Plan may consist of stock options (both incentive and non-qualified options), stock appreciation awards, stock awards and cash awards. No more than 4,000,000 shares may be issued for incentive stock options.

Stock Options.  Stock options are grants of options to purchase shares.  An option may be intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, or a non-qualified option that is not an incentive stock option.  The Compensation Committee will determine the term, when the option becomes exercisable and the exercise price.  The option term may not exceed ten years from the date of grant.  The exercise price for a share under a non-qualified option must be at least 100% of the fair market value of a share on the date the option is granted.  Incentive stock options may be granted only to employees, and the exercise price for a share under an incentive stock option must be at least 100% of the fair market value of a share on the date the option is granted.

Stock Appreciation Rights.  Stock Appreciation Rights, or SARs, entitle the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of common stock on the exercise date over the SAR exercise price, times (ii) the number of shares of common stock with respect to which the SAR is exercised.  The exercise price, term, methods of exercise, methods of payment or settlement, including whether such SAR shall be paid in cash or shares, is determined by the Committee.

Restricted Stock Awards. The Compensation Committee may award to a participant shares of common stock subject to specified restrictions or no performance criteria or restrictions.  Shares of restricted stock are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period.  The Compensation Committee will determine any vesting requirements, restrictions on resale or other disposition, and repurchase rights of the shares of stock awarded.

Automatic Grants to Non-Employee Directors.  On each January 5th (or the next business day if January 5th is not a business day), each non-employee director who is determined to be independent by the Board of Directors will receive an automatic annual grant of 200,000 options to purchase the Company’s common stock.  A non-employee director who is determined to be independent by the Board of Directors who first becomes a director shall automatically receive a pro-rata amount (based on projected partial or whole months of service to the following January 5th) of the automatic annual grant of 200,000 options to purchase the Company’s common stock.  In addition, if Proposal 2 is approved by the shareholders at the Annual Meeting of Shareholders, on each January 5th (or the next business day if January 5th is not a business day) (i) the Chairman of the Board will receive an additional automatic annual grant of 100,000 options to purchase the Company’s common stock and (ii) the Chairman of the Audit Committee will receive an additional automatic annual grant of 33,000 options to purchase the Company’s common stock.  Each of these automatic grants of options has a ten-year term and is fully vested on the date of grant.

For participants who are subject to Section 162(m) of the Code, the Company performance targets may be established by the Compensation Committee, in its discretion, based on one or more performance objectives, including the Company’s financial performance, operating performance and financial condition.

 The Board of Directors or Compensation Committee may amend, alter or discontinue the 2008 Amended Plan or any award agreement, but any such amendment shall be subject to approval of the shareholders in the manner and to the extent required by applicable law or the rules of any stock exchange or market on which the stock of the company is listed.   In addition, without limiting the foregoing, unless approved by the shareholders of the Company, no such amendment shall be made that would:  (i). materially increase the maximum number of shares for which awards may be granted under the 2008 Amended Plan other than in connection with a recapitalization, liquidation or change in control or (ii) change the class of persons eligible to receive awards under the 2008 Amended Plan.  No amendment, suspension or termination of the Plan shall impair the rights of any award, unless mutually agreed otherwise between the participant and the administrator, which agreement must be in writing and signed by the participant and the Company; provided further that the Compensation Committee may amend an outstanding award that such award not be subject to Code Section 409A(a)(1)(B).

New Plan Benefits

Except as set forth in the table below, the Company cannot now determine the number of options or other awards to be granted in the future under the 2008 Amended Plan to officers, directors, employees and consultants.

Name and Principal Position	Number of Shares of Stock
Non-Employee Director Group	1,133,000	(1)

(1)
Each of the five non-employee directors of the Company will, on each January 5th (or the next business day if January 5th is not a business day) receive an automatic annual grant of 200,000 options to purchase the Company’s common stock.   In addition, if Proposal 2 is approved by the shareholders at the Annual Meeting of Shareholders, on each January 5th (or the next business day if January 5th is not a business day) (i) the Chairman of the Board will receive an additional automatic annual grant of 100,000 options to purchase the Company’s common stock and (ii) the Chairman of the Audit Committee will receive an additional automatic annual grant of 33,000 options to purchase the Company’s common stock.

Federal Income Tax Consequences

The material tax consequences of grants under the 2008 Amended Plan to the Company and to employees who are U.S. citizens under current U.S. federal income tax laws are as follows:

Non-Qualified Stock Options.  The grant of a non-qualified stock option is not a taxable event for the grantee or for the Company.  Upon the exercise of a non-qualified stock option, the grantee recognizes ordinary income to the extent that the fair market value of the shares received upon exercise of the non-qualified stock option on the date of exercise exceeds the exercise price. In the year that the grantee recognizes ordinary income on exercise of the non-qualified option, we receive a federal income tax deduction in an amount equal to the ordinary income that the grantee recognizes.

Upon disposition of any shares acquired pursuant to the exercise of a non-qualified stock option, the difference between the sale price and the grantee’s basis in the shares (the exercise price paid for the shares plus any ordinary income recognized on exercise of the option) will be treated as a capital gain or loss to the grantee.  Generally, the difference will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

 Incentive Stock Options.  The grant of an incentive stock option is not a taxable event for the grantee or for the Company.  A grantee does not generally recognize taxable income upon the exercise of an incentive stock option.  Upon the sale of shares received on exercise of an incentive stock option, the grantee recognizes income in an amount equal to the difference, if any, between the exercise price of the shares and the fair market value of those shares on the date of sale.  The income is taxed at long-term capital gains rates if the grantee does not dispose of the shares within two years after the date of the grant of the incentive stock option and has held the shares for at least one year after the transfer of the shares on exercise, and we are not entitled to a federal income tax deduction.  The holding period requirements are waived when a grantee dies.  If a grantee sells shares received on exercise of an incentive stock option either within two years of the date of grant of the option or within one year after the transfer of the shares on exercise, the grantee recognizes ordinary income to the extent of the lesser of (i) the gain realized upon the sale; or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise.  Any additional gain is treated as long-term or short-term capital gain depending upon how long the grantee has held the shares prior to disposition.  In the year of disposition, we receive a federal income tax deduction in an amount equal to the ordinary income that the grantee recognizes as a result of the disposition.  The exercise of an incentive stock option may in some cases trigger liability for the alternative minimum tax.

Stock Appreciation Rights.  A participant who is granted stock appreciation rights, or SARs, will normally not recognize any taxable income on the receipt of the SARs.  Upon the exercise of a SAR, (i) the participant will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of the Company’s common stock from the date of grant of the SAR to the date of exercise); and (ii) the Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant.

Restricted Stock.  Generally, if the shares are not subject to forfeiture when awarded, the grantee of a restricted stock award recognizes ordinary income in the year of the award in an amount equal to the excess, if any, of the fair market value of the shares received over any amount paid by the grantee for the shares.  But, if the shares are subject to forfeiture when awarded, unless the grantee elects to be taxed on the shares in the year of the award, the grantee will not recognize ordinary income until the shares become vested.  Absent an election to be taxed in the year awarded, the grantee recognizes ordinary income equal to the excess, if any, of the fair market value of the shares on the date they become vested over any amount paid by the grantee for the shares.  In the year that the grantee recognizes ordinary income as a result of the stock award, we receive a federal income tax deduction in an amount equal to the ordinary income that the grantee recognizes.

Upon disposition of any shares received pursuant to a stock award, the difference between the sale price and the grantee’s basis in the shares (the amount paid for the shares, if any, plus any ordinary income recognized on the shares) will be treated as a capital gain or loss to the grantee.  Generally, the difference will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

Cash Incentive Awards.  Upon payment of a cash incentive award, an employee is required to recognize ordinary income in the amount paid by the Company under the award and the Company will be entitled to a corresponding deduction.

Special Limitation on Our Deductions. We may not deduct compensation of more than $1 million that is paid to an individual who, on the last day of the taxable year, is either our chief executive officer or is among one of our two other most highly compensated officers for that taxable year. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. We believe that grants of stock options may qualify as performance-based compensation and, as such, may be exempt from the $1 million limitation on deductible compensation. Awards of restricted stock under the 2008 Amended Plan may also be designed to qualify as performance-based compensation and be exempt from the $1 million limitation on deductible compensation.

The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to the recipients of awards under the 2008 Amended Plan or to the Company.  It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a recipient of an award under the 2008 Amended Plan may reside, nor does it reflect the tax consequences of recipient’s death.

Principal Differences

The Company’s 2008 Equity Incentive Plan, as amended and restated, is proposed to be amended to award on each January 5th (or the next business day thereafter if January 5th is not a business day) starting on January 5, 2012 to each of the Chairman of the Board and the Chairman of the Audit Committee an additional automatic annual award of an option to purchase 100,000 and 33,000, respectively, shares of common stock of the Company, which vest immediately upon grant.

On March 18, 2011, the last reported sale price of the Company’s common stock on the OTC Bulletin Board was $0.15 per share.

Vote Required For Approval

The affirmative vote of the holders of a majority of the shares of the Company’s common stock present, in person or represented at the meeting and entitled to vote, is required for the adoption of the amendments herein described.  Abstentions and broker non-votes will be counted as a vote against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

AMENDMENT OF THE COMPANY’S EXISTING RESTATED CERTIFICATE OF INCORPORATION
TO CHANGE THE CORPORATE NAME OF THE COMPANY TO ARISTA POWER, INC.

The Company’s Board of Directors has adopted resolutions approving, declaring advisable and recommending that our shareholders approve an amendment to the Company’s existing Restated Certificate of Incorporation to change our formal corporate name from WindTamer Corporation to Arista Power, Inc.  The Board of Directors’ approval of the change in the Company’s corporate name to Arista Power, Inc. is subject to shareholder approval.

If approved by the Company’s shareholders, the change in our corporate name will become effective upon the filing of a Restated Certificate of Incorporation substantially in the form of Appendix B to this Proxy Statement (the “Restated Certificate of Incorporation”) with the Secretary of State of New York.  Appendix B also reflects amendments to the Company’s existing Restated Certificate of Incorporation that assume the approval by the Company’s shareholders of Proposal 4, which makes additional changes to the existing Restated Certificate of Incorporation.  If Proposal 3 is approved by the Company’s shareholders at the Annual Meeting of Shareholders but Proposal 4 is not approved, then prior to filing with the Secretary of State of New York, the Restated Certificate of Incorporation contained in Appendix B will be appropriately changed to remove the amendments that relate to Proposal 4.

We currently plan to submit the Restated Certificate of Incorporation to the Secretary of State of New York for filing as soon as practicable after receiving the required approval of our shareholders at the Annual Meeting.

The purpose of the proposed name change to Arista Power, Inc. is to align the Company’s corporate name more closely with the business now being conducted by the Company.  We are no longer exclusively a wind turbine company and our sole product is no longer WindTamer® turbines, as the name WindTamer Corporation implies.  Although the sales of wind turbines, particularly our WindTamer® turbines, remain a significant portion of our overall business, in 2010 we expanded our business and are now a provider of a wide range of renewable energy and power management systems for diverse applications and we expect to continue to expand our product offerings in 2011 and beyond.  Our Board of Directors believes that the proposed name change will be more expansive in scope, will more accurately reflect our business and will not encumber the Company with a name that limits how our customers and consumers perceive us.

If approved by our shareholders, the change in our formal corporate name will not affect the validity of any of our existing certificates representing shares of the Company’s common stock that bear the name WindTamer Corporation or any warrants, stock options or other equity-based instruments that provide for the issuance of shares of the Company’s common stock.  Our capital structure will not be impacted in any way. If the name change is approved, shareholders with certificated shares may continue to retain their existing certificates and the number of shares of common stock represented by those certificates will remain unchanged.  Certificates that are issued after the name change becomes effective will bear our new name, Arista Power, Inc.

We expect that shortly after our name changes takes effect the trading symbol of the Company’s common stock on the OTC Bulletin Board will be changed from WNDT to another symbol that is more closely related alphabetically to Arista Power, Inc., although the Company may not have any control or influence in any such change.  The Company will issue a press release with details of any change in its trading symbol promptly after it becomes aware of such a change, although the Company may not know of such a change prior to its occurrence.

If the proposal to change the Company’s name is not approved by shareholders, the proposed Restated Certificate of Incorporation to effectuate the name change will not be submitted to the Secretary of State of New York for filing, and our formal corporate name will remain as WindTamer Corporation; provided, however, that if Proposal 4 is approved by shareholders, the Company will still submit to the Secretary of State of New York a Restated Certificate of Incorporation, without the provisions reflecting a name change.

The affirmative vote of the holders of a majority of the shares of the Company’s common stock present, in person or represented at the Annual Meeting of Shareholders and entitled to vote, is required for the adoption of the amendments herein described in this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL 4

AMENDMENT OF THE COMPANY’S EXISTING RESTATED
CERTIFICATE OF INCORPORATION TO CHANGE
WHO CAN REMOVE A DIRECTOR FOR CAUSE FROM THE BOARD OF DIRECTORS

The Company’s Board of Directors has adopted resolutions approving, declaring advisable and recommending that our shareholders approve an amendment to the Company’s existing Restated Certificate of Incorporation to change who can remove a director for cause from the Board of Directors.  The Board of Directors’ approval of these changes in the existing Restated Certificate of Incorporation is subject to shareholder approval.

Article 7(C) of the Company’s existing Restated Certificate of Incorporation provides:

If the Corporation shall thereafter elect to de-classify the directors, it may do so upon affirmative vote of in excess of 66 2/3% of the issued and outstanding shares of Common Stock entitled to vote thereon at the time of any such proposed de-classification. In the event of a de-classification, each existing director shall be permitted to serve out his or her remaining term, and during such term, may be removed only for cause and only by affirmative vote of in excess of 66 2/3% of the issued and outstanding shares of Common Stock entitled to vote thereon at the time of any such proposed termination for cause. Regardless of whether the Corporation maintains a classified board or not, directors may be removed only for cause and only by affirmative vote of in excess of 66 2/3% of the issued and outstanding shares of Common Stock entitled to vote thereon at the time of any such proposed termination.

The Board of Directors has determined that it in the best interest of shareholders to provide that a director may be removed for cause by the vote of in excess of 50%, instead of in excess of 66 2/3% as currently provided, of the issued and outstanding shares of Common Stock entitled to vote thereon at the time of any such proposed termination for cause.  Additionally, the Board of Directors has determined that it in the best interest of shareholders to provide that, in addition to being able to removal a director for cause by the affirmative vote of in excess of 50% of the issued and outstanding shares of Common Stock, a majority of the Board of Directors be empowered to remove a director for cause, regardless of whether the Board of Directors remains a classified Board.  Accordingly, the Board of Directors has approved, subject to shareholder approval, an amendment to Article 7(C) of the Company’s existing Restated Certificate of Incorporation to reflect such changes.  The full text of the proposed revised Article 7(C) of the Company’s existing Restated Certificate of Incorporation is included in Appendix B to this Proxy Statement.

Article 8 of the Company’s existing Restated Certificate of Incorporation requires that any amendment, modification or repeal of Article 7(C) be approved by an affirmative vote of in excess of 66 2/3% of the issued and outstanding shares of Common Stock.  Accordingly, the affirmative vote of the holders of in excess of 66 2/3% of the shares of the Company’s common stock present, in person or represented at the Annual Meeting of Shareholders and entitled to vote is required for the adoption of the amendments herein described in this Proposal 4.

The Company’s Board of Directors also adopted an amendment to Section 2.4 of the Company’s existing Amended and Restated By-Laws to make corresponding changes to the By-Laws as the above-described proposed changes to the existing Restated Certificate of Incorporation regarding who can remove a director for cause from the Board of Directors.  A copy of the Amended and Restated By-Laws of the Company reflecting the changes to Section 2.4 is included with this Proxy Statement as Appendix C.  The Board of Directors’ approval of the changes in the existing Amended and Restated By-Laws is subject to shareholder approval of the corresponding change to the Company’s existing Restated Certificate of Incorporation.  Although the shareholders of the Company are not being asked to vote on the changes to the existing Amended and Restated By-Laws of the Company, the results of the shareholders’ vote on Proposal 4 will determine whether the changes to the existing Amended and Restated By-Laws approved by the Board of Directors will take effect.

If approved by the Company’s shareholders, the changes in Article 7(C) will become effective upon the filing of a Restated Certificate of Incorporation substantially in the form of Appendix B to this Proxy Statement (the “Restated Certificate of Incorporation”) with the Secretary of State of New York.  The corresponding changes to the existing Amended and Restated By-Laws that was previously approved by the Board of Directors will become effective upon this filing of a Restated Certificate of Incorporation with the Secretary of State of New York.  Appendix B also reflects amendments to the Company’s existing Restated Certificate of Incorporation that assume the approval by the Company’s shareholders of Proposal 3, which makes additional changes to the existing Restated Certificate of Incorporation.  If Proposal 4 is approved by the Company’s shareholders at the Annual Meeting of Shareholders but Proposal 3 is not approved, then prior to filing with the Secretary of State of New York, the Restated Certificate of Incorporation contained in Appendix B will be appropriately changed to remove the amendments that relate to Proposal 3.

We currently plan to submit the Restated Certificate of Incorporation to the Secretary of State of New York for filing as soon as practicable after receiving the required approval of our shareholders at the Annual Meeting.

If the proposal to change who can remove a director for cause from the Board of Directors is not approved by shareholders, the proposed Restated Certificate of Incorporation with changes related to such change will not be submitted to the Secretary of State of New York for filing and the corresponding changes to the existing Amended and Restated By-Laws will not take effect, and who can remove a director for cause from the Board of Directors will remain unchanged; provided, however, that if Proposal 3 is approved by shareholders, the Company will still submit a Restated Certificate of Incorporation, without the provisions reflecting changes to who can remove a director for cause from the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.

PROPOSAL 5

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The firm of EFP Rotenberg LLP, independent registered public accountants, served as our independent registered public accounting firm in connection with the audit of our financial statements for 2010 and 2009.

The Company’s Board of Directors has selected EFP Rotenberg LLP as our independent registered public accounting firm for 2011. This selection will be presented to our shareholders for their ratification at the Annual Meeting.  The Company’s Board of Directors recommends a vote in favor of the proposal to ratify this selection, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR this proposal.  If the shareholders do not ratify this selection, the Audit Committee will seek to identify and address the reason or reasons why the shareholders did not ratify the committee’s selection.

We have been advised by EFP Rotenberg LLP that a representative will be present at the Annual Meeting of Shareholders and will be available to respond to appropriate questions.  In addition, we intend to give such representative an opportunity to make any statements if he or she should so desire.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 5.

Fees of Independent Registered Public Accounting Firm

The following table presents fees billed for professional services rendered by EFP Rotenberg for 2009 and 2010:

	2009	2010
Audit Fees(1)	$29,709	$21,829
Audit Related Fees(2)	$0	$0
Tax Fees(3)	$0	$6,000
Total Fees	$29,709	$27,829

(1)
Audit fees consist of fees for professional services performed by EFP Rotenberg for the integrated audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements and comfort letters, consents and other services related to Securities and Exchange Commission matters.

(2)
Audit related fees consist of fees for assurance and related services performed by EFP Rotenberg that are reasonably related to the performance of the audit or review of the Company’s financial statements.

(3)
Tax Fees represent fees billed for professional services rendered by EFP Rotenberg for tax compliance (including federal, state and local sales and use and property returns), FIN 48 assistance, fees for acquisition due diligence and tax examination assistance.

All audit services and fees were pre-approved by the Board of Directors or the Audit Committee. Additionally, in each instance, the Board of Directors or the Audit Committee considered and pre-approved such non-audit services.

On October 2, 2009, the Company received notice that its current auditors, Rotenberg and Co., LLP, had resigned in connection with their merger with EFP Group.  The Company engaged the new firm resulting from the merger, EFP Rotenberg LLP, to continue as the Company’s independent registered public accounting firm.  All of the partners and employees of Rotenberg and Co., LLP and EFP Group joined the new firm, EFP Rotenberg LLP.

The reports of Rotenberg and Co., LLP as of and for the fiscal years ended December 31, 2008 and 2007 and for the period from inception (March 30, 2001) through December 31, 2008, contained an explanatory paragraph indicating that there was substantial doubt as to the Company’s ability to continue as a going concern.  Other than such qualification, no report of Rotenberg and Co., LLP for the past two fiscal years and the subsequent interim period preceding the resignation of Rotenberg and Co., LLP contained an adverse opinion or disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles.  During the Company’s two most recent fiscal years and the subsequent interim period preceding the resignation of Rotenberg and Co., LLP, there were no disagreements with Rotenberg and Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

On October 9, 2009, the Board of Directors of the Company approved the engagement of EFP Rotenberg LLP of Rochester, New York, to be the Company’s independent registered public accountant effective October 1, 2009. We engaged EFP Rotenberg LLP as our new independent accountant concurrent with the merger of EFP Group and Rotenberg and Co., LLP.  Prior to such engagement, during the two most recent fiscal years, the Company has not consulted the newly engaged independent registered public accountant for any matter.

The Company provided Rotenberg and Co., LLP with a copy of the Current Report on Form 8-K/A of WindTamer Corporation, dated October 9, 2009, prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Rotenberg and Co., LLP furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree, a copy of which is filed as Exhibit 16.1 thereto, and incorporated herein by reference.

 Report of the Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process.  The Audit Committee’s function is more fully described in its charter, which can be found on the Company’s website at www.windtamerturbines.com.  The Committee reviews the charter on an annual basis. The Board of Directors annually reviews the definition of independence for Audit Committee members and has determined that each member of the Committee meets that standard.  The Board of Directors has also determined that Steven DiNunzio qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent registered public accounting firm for Fiscal 2010, EFP Rotenberg LLP, is responsible for performing independent audits of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles.

The Committee has reviewed and discussed with the Company’s management the audited financial statements of the Company for the Fiscal Year ended December 31, 2010, as well as the effectiveness of the Company’s internal controls over financial reporting as of December 31, 2010, and has discussed with EFP Rotenberg LLP the matters required to be discussed by the Statement on Auditing Standards Board Standard No. No. 61, as amended, “Communication with Audit Committees.”  In addition, EFP Rotenberg LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with EFP Rotenberg LLP its independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission.

Respectfully submitted,

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Steven DiNunzio, Chairman
Pierre Leignadier
George Naselaris

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Act, as amended, or the Exchange Act, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report, as well as any charters or policies referenced within this Proxy Statement, shall not be incorporated by reference into any such filings, nor shall they be deemed to be soliciting material or deemed filed with the SEC under the Act or under the Exchange Act.

OTHER INFORMATION

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

A shareholder proposal submitted for inclusion in the proxy and proxy statement relating to the next Annual Meeting of Shareholders of the Company must be received by the Company no later than November 23, 2011. The procedure and timing to be followed and the information to be provided are set forth in Sections 1.14 and 1.15 of the Company’s Amended and Restated By-Laws, which are included as Appendix C to this Proxy Statement.  A shareholder proposal submitted outside of this process is considered untimely.
Availability of Annual Report on Form 10-K

Additional copies of the Company’s Annual Report on Form 10-K may be obtained by contacting Cherrie Mahon, Vice President of Investor Relations and Corporate Secretary, by phone at (585) 243-4040, by email to ir@windtamerturbines.com, or by mail addressed to Cherrie Mahon, Vice President of Investor Relations and Corporate Secretary, 1999 Mt. Read Boulevard, Rochester, NY  14615.

Other Matters

The Board of Directors knows of no other business that will be presented at the Annual Meeting.  If any other business is properly brought before the Annual Meeting, it is intended that proxies granted will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented.  Shareholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS,

April [ ], 2011

William A. Schmitz
Chief Executive Officer

APPENDIX A

WINDTAMER CORPORATION

AMENDED AND RESTATED 2008 EQUITY INCENTIVE PLAN

Amended and Restated as of May 18, 2011

1.             Purposes of the Plan.

The purpose of this Plan is to encourage ownership in WindTamer Corporation, a New York corporation (the “Company”), by key personnel whose long-term employment or other service relationship with the Company is considered essential to the Company’s continued progress and, thereby, encourage recipients to act in the shareholders’ interest and share in the Company’s success.

2.             Definitions.

As used herein, the following definitions shall apply:

(a) “Administrator” means the Board, any Committees or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.

(b) “Affiliate” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator.

(c) “Applicable Laws” means the requirements relating to the administration of stock option and stock award plans under U.S. federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company’s agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.

(d) “Award” means a Cash Award, Stock Award or Option granted in accordance with the terms of the Plan.

(e) “Award Agreement” means a Cash Award Agreement, Stock Award Agreement or Option Agreement, which may be in written or electronic format, in such form and with such terms and conditions as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.

(f) “Board” means the Board of Directors of the Company.

(g) “Cash Award” means a bonus opportunity awarded under Section 12 pursuant to which an Grantee may become entitled to receive an amount based on the satisfaction of such performance criteria as are specified in the agreement or other documents evidencing the Award (the “Cash Award Agreement”).

(h) “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Cash Award Agreement, Option Agreement, Stock Award Agreement or written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Company or Affiliate documents or records; (ii) the Participant’s material failure to abide by a Company’s or Affiliate’s code of conduct or other policies (including without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company or an Affiliate (including, without limitation, the Participant’s improper use or disclosure of confidential or proprietary information); (iv) the Participant’s violation of any noncompetition agreement with the Company or an Affiliate; (v) any intentional act by the Participant which has a material detrimental effect on the Company or an Affiliate’s reputation or business; (vi) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from the Company or an Affiliate, and a reasonable opportunity to cure, such failure or inability; (vii) any material breach by the Participant of any employment or service agreement between the Participant and the Company or an Affiliate, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with the Company or an Affiliate.

(i) “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Cash Award Agreement, Option Agreement, Stock Award Agreement or written contract of employment or service, the occurrence of any of the following:

i. An Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) in which the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or such surviving entity immediately outstanding after the Transaction, or, in the case of an Ownership Change Event described in Section 2(ee)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

ii. the liquidation or dissolution of the Company.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities in the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(j) “Code” means the United States Internal Revenue Code of 1986, as amended.

(k) “Committee” means the Compensation Committee of the Board or a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(l) “Common Stock” means the common stock of the Company.

(m) “Company” means WindTamer Corporation, a New York corporation, or its successor.

(n) “Consultant” means any person engaged by the Company or any Affiliate to render services to such entity as an advisor or consultant.

(o) “Conversion Award” has the meaning set forth in Section 4(b)(xii) of the Plan.

(p) “Director” means a member of the Board.

(q) “Effective Date” means the date the Plan is adopted by the Board and approved by a vote of the shareholders. The Plan was adopted by the Board on October 28, 2008.  The Plan was ratified by the Company’s shareholders on November 21, 2008, with 8,000,000 shares of Common Stock authorized for awards under the Plan, and was revised on April 28, 2010 to increase the shares of Common Stock authorized under the Plan to 16,000,000.

(r) “Employee” means a regular, active employee of the Company or any Affiliate, including an Officer or Inside Director. The Administrator shall determine whether or not the chairman of the Board qualifies as an “Employee.” Within the limitations of Applicable Law, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual’s status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates, (iv) any change in the Grantee’s status from an Employee to a Consultant or Director, and (v) at the request of the Company or an Affiliate an Employee becomes employed by any partnership, joint venture or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t) “Fair Market Value” means, as of any date, the value of a share of Common Stock or other property as determined by the Administrator, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

i. If, on such date, the Common Stock is listed on a national or regional securities exchange or market system, including without limitation the Nasdaq Stock Market, the Fair Market Value of a share of Common Stock shall be the closing price on such date of a share of Common Stock (or the mean of the closing bid and asked prices of a share of Common Stock if the stock is so quoted instead) as quoted on such exchange or market system constituting the primary market for the Common Stock, as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If the relevant date does not fall on a day on which the Common Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Common Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Administrator, in its discretion.

ii. If, on such date, the Common Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Common Stock shall be as determined by the Administrator in good faith using a reasonable application of a reasonable valuation method without regard to any restriction other than a restriction which, by its terms, will never lapse.

(u) “Grant Date” means, for all purposes, the date on which the Administrator approves the grant of an Award, or such later date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Grantee’s employment relationship with the Company.

(v) “Grantee” means an Employee, Consultant or Director of the Company or any Affiliate who has been granted an Award under the Plan.

(w) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(x) “Insider Director” means a Director who is an Employee.

(y) “Nasdaq” means the Nasdaq Stock Market or its successor.

(z) “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Subsidiary and who is deemed to be an “independent director” as determined by the Board.

(aa) “Non-Employee Director Annual Grant” shall mean an award of 200,000 shares of Nonstatutory Stock Options to purchase Common Stock.

(bb) “Non-Employee Director Grant Date” shall mean January 5 of the applicable year (or the following business day if January 5 is not a business day).

(cc) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(dd) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(ee) “Option” means a right granted under Section 8 to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Option (the “Option Agreement”). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

(ff) “Option Exchange Program” means any program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price, including a program in which the only change made to such Awards is to lower the exercise price.

(gg) “Outside Director” means a Director who is not an Employee.

(hh) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company.

(ii) “Participant” means the Grantee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

(jj) “Plan” means this 2008 Equity Incentive Plan.

(kk) “Qualifying Performance Criteria” shall have the meaning set forth in Section 12(b) of the Plan.

(ll) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(mm) “Stock Appreciation Right” means a right to receive cash or shares of Common Stock based on a change in the Fair Market Value of a specific number of shares of Common Stock between the grant date and the exercise date granted under Section 11.

(nn) “Stock Award” means an award or issuance of Shares, Stock Units, Stock Appreciation Rights or other similar awards made under Section 11 of the Plan, the grant, issuance, retention, vesting, settlement, or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

(oo) “Stock Unit” means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share (or a fraction or multiple of such value), payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

(pp) “Subsidiary” means any company (other than the Company) in an unbroken chain of companies beginning with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(qq) “Termination of Employment” shall mean ceasing to be an Employee, Consultant or Director, as determined in the sole discretion of the Administrator. However, for Incentive Stock Option purposes, Termination of Employment will occur when the Grantee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Subsidiaries. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Employment.

(rr) “Total and Permanent Disability” shall have the meaning set forth in Section 22(e)(3) of the Code.

3.           Stock Subject to the Plan.  Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be sold or issued under the Plan is 16,000,000 shares of Common Stock, of which 4,000,000 shares shall be available for the grant of Incentive Stock Option.  Shares subject to Awards granted under the Plan that are cancelled, expire or are forfeited shall be available for re-grant under the Plan. If a Grantee pays the exercise or purchase price of an Award granted under the Plan through the tender or withholding of Shares, or if Shares are tendered or withheld to satisfy any Company withholding obligations, the number of Shares so tendered or withheld shall become available for re-issuance thereafter under the Plan. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

4.           Administration of the Plan.

(a)           Procedure.

i.           Multiple Administrative Bodies. The Plan shall be administered by the Board, a Committee or their delegates.

ii.           Section 162. To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, Awards to “covered employees” within the meaning of Section 162(m) of the Code or Employees that the Committee determines may be “covered employees” in the future shall be made by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

iii.           Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3.

iv.           Other Administration. The Board or a Committee may delegate to an authorized officer or officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act or (B) at the time of such approval, “covered employees” under Section 162(m) of the Code or (C) any other executive officer.

v.           Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

vi.           Stock Exchange Compliance. The Plan will be administered in a manner that complies with any applicable Nasdaq or stock exchange listing requirements.

(b)           Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

i.           to select the Employees, Consultants and Directors of the Company or its Affiliates to whom Awards are to be granted hereunder;

ii.           to determine the number of shares of Common Stock or amount of cash to be covered by each Award granted hereunder;

iii.           to determine the type of Award to be granted to the selected Employees, Consultants and Directors;

iv.           to approve forms of Award Agreements for use under the Plan;

v.           to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise or purchase price (if applicable), the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting or exercisability acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

vi.           to correct administrative errors;

vii.           to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

viii.           to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

ix.           to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

x.           to modify or amend each Award, including, but not limited to, the acceleration of vesting or exercisability, provided, however, that any such amendment is subject to Section 15 of the Plan and except as set forth in that Section, may not impair any outstanding Award unless agreed to in writing by the Participant;

xi.           to allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or vesting of a Stock Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

xii.           to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by service providers of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger, acquisition or other transaction. The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity; provided, however, that with respect to the conversion of stock appreciation rights in the acquired entity, the Conversion Awards shall be Nonstatutory Stock Options. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;

xiii.           to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

xiv.           to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy or under any other Company policy relating to Company stock and stock ownership and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

xv.           to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award;

xvi.           to initiate an Option Exchange Program, including to reduce the exercise price of any Option or Stock Appreciation Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted; and

xvii.           to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(c)           Effect of Administrator’s Decision. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants and on all other persons. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

5.           Eligibility.

Awards may be granted to Employees, Consultants and Directors of the Company or any of its Affiliates; provided that Incentive Stock Options may be granted only to Employees of the Company or of a Subsidiary of the Company.

6.           Term of Plan.

The Plan shall become effective on the Effective Date. It shall continue in effect for a term of ten (10) years from the later of the Effective Date or the date any amendment to add shares to the Plan is approved by shareholders of the Company unless terminated earlier under Section 15 of the Plan, provided however that in the absence of the approval by shareholders of the Company of an amendment to add shares to the Plan, no Incentive Stock Option shall be granted more than ten (10) years from the date the Plan is approved by the shareholders of the Company. The Board amended and restated the Plan on December 30, 2009 and March 10, 2010 to, among other things, increase the amount of shares authorized for Awards under the Plan from 8,000,000 to 16,000,000 shares of Common Stock, subject to shareholder approval.  The amendment was ratified by shareholders on April 28, 2010

7.           Term of Award.

The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement; provided that an Incentive Stock Option granted to an Employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary shall have a term of no more than five (5) years from the Grant Date; and provided further that the term may be ten and one-half (10½) years (or a shorter period) in the case of Options granted to Employees in certain jurisdictions outside the United States as determined by the Administrator.

8.           Options.

The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the satisfaction of an event or condition within the control of the Grantee or within the control of others.

(a)           Option Agreement. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Shares and the means of payment for the Shares, (iv) the term of the Option, (v) such terms and conditions on the vesting or exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option or the Shares issued upon exercise of the Option and forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

(b)           Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

i.           In the case of an Incentive Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date; provided however, that in the case of an Incentive Stock Option granted to an Employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date.

ii.           In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date.

iii.           Notwithstanding the foregoing, at the Administrator’s discretion, Conversion Awards may be granted in substitution or conversion of options of an acquired entity, with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution or conversion.

(c)           Vesting Period and Exercise Dates. Options granted under this Plan shall vest or be exercisable at such time and in such installments during the period prior to the expiration of the Option’s term as determined by the Administrator. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued employment, the passage of time or such performance requirements as deemed appropriate by the Administrator, or to grant fully vested Options. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.

(d)           Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

i.           cash;

ii.           check or wire transfer (denominated in U.S. Dollars);

iii.           subject to the Company’s discretion to refuse for any reason and at any time to accept such consideration and subject to any conditions or limitations established by the Administrator, other Shares held by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

iv.           consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator;

v.           cashless “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price; provided that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the exercise price not satisfied by such reduction in the number of whole Shares to be issued;

vi.           such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

vii.           any combination of the foregoing methods of payment.

(e)           Effect of Termination on Options

i.           Generally. Unless otherwise provided for by the Administrator and except as provided in Section 26 (Non-Employee Director Option Grant), upon an Grantee’s Termination of Employment other than as a result of circumstances described in Sections 8(e)(ii), (iii) and (iv) below, all outstanding Options granted to such Grantee that were vested and exercisable as of the date of the Grantee’s Termination of Employment may be exercised by the Grantee until the earlier of (A) three (3) months following Grantee’s Termination of Employment or (B) the expiration of the term of such Option; provided, however, that the Administrator may in the Option Agreement specify a period of time (but not beyond the expiration date of the Option) following Termination of Employment during which the Grantee may exercise the Option as to Shares that were vested and exercisable as of the date of Termination of Employment. To the extent such a period following Termination of Employment is specified, the Option shall automatically terminate at the end of such period to the extent the Grantee has not exercised it within such period.

ii.           Disability of Grantee. Unless otherwise provided for by the Administrator and except as provided in Section 26 (Non-Employee Director Option Grant), upon an Grantee’s Termination of Employment as a result of the Grantee’s disability, including Total and Permanent Disability, all outstanding Options granted to such Grantee that were vested and exercisable as of the date of the Grantee’s Termination of Employment may be exercised by the Grantee until the earlier of (A) six (6) months following Grantee’s Termination of Employment as a result of Grantee’s disability, including Total and Permanent Disability or (B) the expiration of the term of such Option. If the Participant does not exercise such Option within the time specified, the Option (to the extent not exercised) shall automatically terminate.

iii.           Death of Grantee. Unless otherwise provided for by the Administrator, upon an Grantee’s Termination of Employment as a result of the Grantee’s death, all outstanding Options granted to such Grantee that were vested and exercisable as of the date of the Grantee’s death may be exercised until the earlier of (A) twelve (12) months following the Grantee’s death or (B) the expiration of the term of such Option. If an Option is held by the Grantee when he or she dies, such Option may be exercised, to the extent the Option is vested and exercisable, by the beneficiary designated by the Grantee (as provided in Section 16 of the Plan), the executor or administrator of the Grantee’s estate or, if none, by the person(s) entitled to exercise the Option under the Grantee’s will or the laws of descent or distribution; provided that the Company need not accept exercise of an Option by such beneficiary, executor or administrator unless the Company has satisfactory evidence of such person’s authority to act as such. If the Option is not so exercised within the time specified, such Option (to the extent not exercised) shall automatically terminate. The Grantee’s service shall be deemed to have terminated on account of death if the Grantee dies within three (3) months (or such longer period as determined by the Administrator, in its discretion) after the Grantee’s Termination of Employment.

iv.           Termination for Cause. The Administrator has the authority to cause all outstanding Awards held by an Grantee to terminate immediately in their entirety (including as to vested Options) upon first notification to the Grantee of the Grantee’s Termination of Employment for Cause. If an Grantee’s employment or consulting relationship with the Company is suspended pending an investigation of whether the Grantee shall be terminated for Cause, the Administrator has the authority to cause all the Grantee’s rights under all outstanding Awards to be suspended during the investigation period in which event the Grantee shall have no right to exercise any outstanding Awards.

v.           Other Terminations of Employment. The Administrator may provide in the applicable Option Agreement for different treatment of Options upon Termination of Employment of the Grantee than that specified above.

vi.           Extension of Exercise Period. The Administrator shall have full power and authority to extend the period of time for which an Option is to remain exercisable following an Grantee’s Termination of Employment from the periods set forth in Sections 8(e)(i),(ii) and (iii) above or in the Option Agreement to such greater time as the Board shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

vii.           Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than a termination for Cause, if a sale within the applicable time periods set forth in Section 8(e) above or in the Option Agreement is prevented by Section 18 below, the Option shall remain exercisable until thirty (30) days after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the Option expiration date.

viii.           Extension if Subject to Section 16(b). Notwithstanding the foregoing, other than a termination for Cause, if a sale within the applicable time periods set forth in Section 8(e) above or in the Option Agreement would subject the Grantee to a suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of shares by the Grantee would no longer be subject to suit, (ii) the one hundred ninetieth (190th) day after Grantee’s Termination of Employment, or (iii) the Option expiration date.

(f)           Leave of Absence. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any leave that is not a leave required to be provided to the Grantee under Applicable Law. In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon an Grantee’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Grantee continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

9.           Incentive Stock Option Limitations/Terms.

(a)           Eligibility. Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options.

(b)           $100,000 Limitation. Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Grantee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c)           Transferability. An Incentive Stock Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner by the Grantee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Grantee, may only be exercised by the Grantee. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option. The designation of a beneficiary by an Grantee will not constitute a transfer.

(d)           Exercise Price. The per Share exercise price of an Incentive Stock Option shall be determined by the Administrator in accordance with Section 8(b)(i) of the Plan.

(e)           Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code.

10.           Exercise of Option.

(a)           Procedure for Exercise.

i.           Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Option Agreement.

ii.           An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) payment of all applicable withholding taxes (if any).

iii.           An Option may not be exercised for a fraction of a Share.

(b)           Rights as a Shareholder. The Company shall issue (or cause to be issued) such Shares as administratively practicable after the Option is exercised. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

11.           Stock Awards.

(a)           Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the performance criteria (including Qualifying Performance Criteria), if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable or vested, (iv) such terms and conditions on the grant, issuance, vesting, settlement or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

(b)           Restrictions and Performance Criteria. The grant, issuance, retention, settlement or vesting of each Stock Award or the Shares subject thereto may be subject to such performance criteria (including Qualifying Performance Criteria) and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations or completion of service by the Grantee. Unless otherwise permitted in compliance with the requirements of Code Section 162(m) with respect to an Award intended to comply as “performance-based compensation” thereunder, the Committee shall establish the Qualifying Performance Criteria applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable performance period, or (b) the date on which 25% of the performance period has elapsed, and in any event at a time when the achievement of the applicable Qualifying Performance Criteria remains substantially uncertain.

(c)           Forfeiture. Unless otherwise provided for by the Administrator, upon the Grantee’s Termination of Employment, the Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Participant purchased or earned any Shares, the Company shall have a right to repurchase the unvested Shares at such price and on such terms and conditions as the Administrator determines.

(d)           Rights as a Shareholder. Unless otherwise provided by the Administrator in the Award Agreement, the Participant shall have the rights equivalent to those of a shareholder and shall be a shareholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. Unless otherwise provided by the Administrator, a Participant holding Stock Units shall not be entitled to receive dividend payments or any credit therefor as if he or she was an actual shareholder.

(e)           Stock Appreciation Rights.

i.           General. Stock Appreciation Rights may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. The Board may grant Stock Appreciation Rights to eligible Participants subject to terms and conditions not inconsistent with this Plan and determined by the Board. The specific terms and conditions applicable to the Participant shall be provided for in the Stock Award Agreement. Stock Appreciation Rights shall be exercisable, in whole or in part, at such times as the Board shall specify in the Stock Award Agreement.

ii.           Exercise of Stock Appreciation Right. Upon the exercise of a Stock Appreciation Right, in whole or in part, the Participant shall be entitled to a payment in an amount equal to the excess of the Fair Market Value on the date of exercise of a fixed number of Shares covered by the exercised portion of the Stock Appreciation Right, over the Fair Market Value on the Grant Date of the Shares covered by the exercised portion of the Stock Appreciation Right (or such other amount calculated with respect to Shares subject to the Award as the Board may determine). The amount due to the Participant upon the exercise of a Stock Appreciation Right shall be paid in such form of consideration as determined by the Board and may be in cash, Shares or a combination thereof, over the period or periods specified in the Stock Award Agreement. A Stock Award Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of a Stock Appreciation Right, on an aggregate basis or as to any Participant. A Stock Appreciation Right shall be considered exercised when the Company receives written notice of exercise in accordance with the terms of the Stock Award Agreement from the person entitled to exercise the Stock Appreciation Right.

iii.           Nonassignability of Stock Appreciation Rights. Except as determined by the Administrator, no Stock Appreciation Right shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution.

12.           Cash Awards.

(a)           Cash Award. Each Cash Award shall contain provisions regarding (i) the target and maximum amount payable to the Grantee as a Cash Award, (ii) the performance criteria and level of achievement versus these criteria which shall determine the amount of such payment, (iii) the period as to which performance shall be measured for establishing the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Cash Award prior to actual payment, (vi) forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator. The maximum amount payable as a Cash Award may be a multiple of the target amount payable, but the maximum amount payable pursuant to that portion of a Cash Award granted under this Plan for any fiscal year to any Grantee that is intended to satisfy the requirements for “performance based compensation” under Section 162(m) of the Code shall not exceed U.S. $1,000,000.

(b)           Performance Criteria. The Administrator shall establish the performance criteria and level of achievement versus these criteria which shall determine the target and the minimum and maximum amount payable under a Cash Award, which criteria may be based on financial performance or personal performance evaluations. The Committee may specify the percentage of the target Cash Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything to the contrary herein, the performance criteria for any portion of a Cash Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure established by the Committee based on one or more Qualifying Performance Criteria selected by the Committee and specified in writing not later than the earlier of (a) the date ninety (90) days after the commencement of the applicable performance period, or (b) the date on which 25% of the performance period has elapsed, and in any event at a time when the achievement of the applicable Qualifying Performance Criteria remains substantially uncertain.

(c)           Timing and Form of Payment. The Administrator shall determine the timing of payment of any Cash Award. The Administrator may provide for or, subject to such terms and conditions as the Administrator may specify, may permit an Grantee to elect for the payment of any Cash Award to be deferred to a specified date or event. The Administrator may specify the form of payment of Cash Awards, which may be cash or other property, or may provide for an Grantee to have the option for his or her Cash Award, or such portion thereof as the Administrator may specify, to be paid in whole or in part in cash or other property.

(d)           Termination of Employment. The Administrator shall have the discretion to determine the effect a Termination of Employment due to (i) disability, (ii) death or (iii) otherwise shall have on any Cash Award.

13.           Other Provisions Applicable to Awards.

(a)           Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner for value other than by beneficiary designation, will or by the laws of descent or distribution. Subject to Section 9(c), the Administrator may in its discretion make an Award transferable to a Grantee’s family member or any other person or entity as it deems appropriate. If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.

(b)           Qualifying Performance Criteria. For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Administrator in the Award: (i) cash flow; (ii) earnings (including gross margin; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings before taxes; and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average shareholders’ equity; (vii) total shareholder return; (viii) return on capital; (ix) return on assets or net assets; (x) return on investment; (xi) revenue or growth in revenue; (xii) income or net income; (xiii) operating income or net operating income, in aggregate or per share; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue; (xvii) market share; (xviii) contract awards or backlog; (xix) overhead or other expense reduction; (xx) growth in shareholder value relative to the moving average of the S&P 500 Index or a peer group index; (xxi) credit rating; (xxii) strategic plan development and implementation (including individual performance objectives that relate to achievement of the Company’s or any business unit’s strategic plan); (xxiii) improvement in workforce diversity; (xxiv) growth of revenue, operating income or net income; (xxv) efficiency ratio; (xxvi) ratio of nonperforming assets to total assets; and (xxvii) any other similar criteria. The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; and (E) any gains or losses classified as extraordinary or as discontinued operations in the Company’s financial statements.

(c)           Certification. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall certify the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock).

(d)           Discretionary Adjustments Pursuant to Section 162(m). Notwithstanding satisfaction of any completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award to “covered employees” within the meaning of Section 162(m) of the Code, the number of Shares, Options or other benefits granted, issued, retainable or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

(e)           Tax Withholding Obligation. As a condition of the grant, issuance, vesting, exercise or settlement of an Award granted under the Plan, the Participant shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, issuance, vesting, exercise or settlement of the Award. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

(f)           Compliance with Section 409A. Notwithstanding anything to the contrary contained herein, to the extent that the Administrator determines that any Award granted under the Plan is subject to Code Section 409A and unless otherwise specified in the applicable Award Agreement, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary for such Award to avoid the consequences described in Code Section 409A(a)(1), and to the maximum extent permitted under Applicable Law (and unless otherwise stated in the applicable Award Agreement), the Plan and the Award Agreements shall be interpreted in a manner that results in their conforming to the requirements of Code Section 409A(a)(2), (3) and (4) and any Department of Treasury or Internal Revenue Service regulations or other interpretive guidance issued under Section 409A (whenever issued, “Authority”). Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement provides otherwise, with specific reference to this sentence), to the extent that a Participant holding an Award that constitutes “deferred compensation” under Section 409A or any Authority is a “specified employee” (also as defined thereunder), no distribution or payment of any amount shall be made before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A or any Authority) or, if earlier, the date of the Participant’s death.

(g)           Deferral of Award Benefits. The Administrator may in its discretion and upon such terms and conditions as it determines appropriate permit one or more Participants whom it selects to (a) defer compensation payable pursuant to the terms of an Award, or (b) defer compensation arising outside the terms of this Plan pursuant to a program that provides for deferred payment in satisfaction of such other compensation amounts through the issuance of one or more Awards. Any such deferral arrangement shall be evidenced by an Award Agreement in such form as the Administrator shall from time to time establish, and no such deferral arrangement shall be a valid and binding obligation unless evidenced by a fully executed Award Agreement, the form of which the Administrator has approved, including through the Administrator’s establishing a written program (the “Program”) under this Plan to govern the form of Award Agreements participating in such Program. Any such Award Agreement or Program shall specify the treatment of dividends or dividend equivalent rights (if any) that apply to Awards governed thereby, and shall further provide that any elections governing payment of amounts pursuant to such Program shall be in writing, shall be delivered to the Company or its agent in a form and manner that complies with Code Section 409A or any Authority, and shall specify the amount to be distributed in settlement of the deferral arrangement, as well as the time and form of such distribution in a manner that complies with Code Section 409A or any Authority.

14.           Adjustments upon Changes in Capitalization, Dissolution, or Change In Control

(a)           Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan, but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation, forfeiture or expiration of an Award, the price per Share subject to each such outstanding Award and the share limit set forth in Section 3, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, payment of a dividend or distribution in a form other than stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of the shares of Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b)           Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised or the Shares subject thereto issued to the Grantee and unless otherwise determined by the Administrator, an Award will terminate immediately prior to the consummation of such proposed transaction.

(c)           Change in Control. In the event there is a Change in Control of the Company, as determined by the Board or a Committee, the Board or Committee may, in its discretion, (i) provide for the assumption or substitution of, or adjustment (including to the number and type of Shares and exercise or purchase price applicable) to, each outstanding Award; (ii) accelerate the vesting of Options and terminate any restrictions on Stock Awards; or (iii) provide for termination of Awards as a result of the Change in Control on such terms and conditions as it deems appropriate, including providing for the cancellation of Awards for a cash or other payment to the Participant.

For purposes of this Section 14(c), an Award shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Change in Control, as the case may be, each holder of an Award would be entitled to receive upon exercise of the Award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares covered by the Award at such time (after giving effect to any adjustments in the number of Shares covered by the Award as provided for in Section 14(a)); provided that if such consideration received in the transaction is not solely common stock of the successor corporation, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Award to be solely common stock of the successor corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction. The treatment of Cash Awards in a transaction governed by this Section 14(c) shall be governed by the applicable Award Agreement.

15.           Amendment and Termination of the Plan.

(a)           Amendment and Termination. The Administrator may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the shareholders of the Company in the manner and to the extent required by Applicable Law. To the extent required to comply with Section 162(m), the Company shall seek re-approval of the Plan from time to time by the shareholders. In addition, without limiting the foregoing, unless approved by the shareholders of the Company, no such amendment shall be made that would:

i.           materially increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to Section 14 of the Plan; or

ii.           change the class of persons eligible to receive Awards under the Plan.

Notwithstanding the above, the Administrator may issue conditional Award Agreements subject to approval of the shareholders of the Company in the manner and to the extent required by Applicable Law.

(b)           Effect of Amendment or Termination. No amendment, suspension or termination of the Plan shall impair the rights of any Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company; provided further that the Administrator may amend an outstanding Award in order to conform it to the Administrator’s intent (in its sole discretion) that such Award not be subject to Code Section 409A(a)(1)(B). Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(c)           Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted stock, stock options or cash bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases. The value of Awards granted pursuant to the Plan will not be included as compensation, earnings, salaries or other similar terms used when calculating an Grantee’s benefits under any employee benefit plan sponsored by the Company or any Subsidiary except as such plan otherwise expressly provides.

16.           Designation of Beneficiary.

(a)           A Grantee may file a written designation of a beneficiary who is to receive the Grantee’s rights pursuant to Grantee’s Award or the Grantee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Grantee has completed a designation of beneficiary while employed with the Company, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Grantee to the extent enforceable under Applicable Law.

(b)           Such designation of beneficiary may be changed by the Grantee at any time by written notice. In the event of the death of an Grantee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Grantee’s death, the Company shall allow the executor or administrator of the estate of the Grantee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Grantee to exercise the Award to the extent permissible under Applicable Law or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

17.           No Right to Awards or to Employment.  No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Grantee the right to continue in the employ or service of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee, Consultant or Grantee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

18.           Legal Compliance.  Subject to Section 22, Shares shall not be issued pursuant to the exercise of an Option or Stock Award unless the exercise of such Option or Stock Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

19.           Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.           Notice.  Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

21.           Governing Law; Interpretation of Plan and Awards.

(a)           To the extent not otherwise governed by mandatory provisions of the Code, the securities laws of the United States, or the Employee Retirement Income Security Act of 1974, this Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of New York.

(b)           In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

(c)           The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

(d)           The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

(e)           All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. Subject to the claims procedure set forth in Section 25, if the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Administrator’s decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator’s decision, and the Grantee shall as a condition to the receipt of an Award be deemed to explicitly waive any right to judicial review.

(f)           Notice of demand for arbitration shall be made in writing to the Administrator within thirty (30) days after the applicable decision by the Administrator. The arbitrator shall be selected from amongst those members of the Board who are neither Administrators nor Employees. If there are no such members of the Board, the arbitrator shall be selected by the Board. The arbitrator shall be an individual who is an attorney licensed to practice law in the State of New York. Such arbitrator shall be neutral within the meaning of the Commercial Rules of Dispute Resolution of the American Arbitration Association; provided, however, that the arbitration shall not be administered by the American Arbitration Association. Any challenge to the neutrality of the arbitrator shall be resolved by the arbitrator whose decision shall be final and conclusive. The arbitration shall be administered and conducted by the arbitrator pursuant to the Commercial Rules of Dispute Resolution of the American Arbitration Association. The decision of the arbitrator on the issue(s) presented for arbitration shall be final and conclusive and may be enforced in any court of competent jurisdiction.

22.           Limitation on Liability.  The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Grantee or any other persons as to:

(a)           The Non-Issuance of Shares. The non-issuance or sale of Shares (including under Section 18 above) as to which the Company has been unable, or the Arbitration deems it infeasible, to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b)           Tax Consequences. Any tax consequence realized by any Participant, Employee, Grantee or other person due to the receipt, vesting, exercise or settlement of any Option or other Award granted hereunder or due to the transfer of any Shares issued hereunder. The Participant is responsible for, and by accepting an Award under the Plan agrees to bear, all taxes of any nature that are legally imposed upon the Participant in connection with an Award, and the Company does not assume, and will not be liable to any party for, any cost or liability arising in connection with such tax liability legally imposed on the Participant. In particular, Awards issued under the Plan may be characterized by the Internal Revenue Service (the “IRS”) as “deferred compensation” under the Code resulting in additional taxes, including in some cases interest and penalties. In the event the IRS determines that an Award constitutes deferred compensation under the Code or challenges any good faith characterization made by the Company or any other party of the tax treatment applicable to an Award, the Participant will be responsible for the additional taxes, and interest and penalties, if any, that are determined to apply if such challenge succeeds, and the Company will not reimburse the Participant for the amount of any additional taxes, penalties or interest that result.

(c)           Forfeiture. The requirement that Participant forfeit an Award, or the benefits received or to be received under an Award, pursuant to any Applicable Law.

23.           Indemnification.  In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Company or an Affiliate, members of the Board and any officers or employees of the Company or an Affiliate to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in any such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

24.           Unfunded Plan.  Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Grantees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company nor the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

25.           Claims Procedure.

(a)           In the event the Company fails to make any payments under the Plan as agreed, to obtain payment under the Plan, the Participant must file a written claim with the Company on such forms as shall be furnished to him by the Company.  If a claim for payment is denied by the Company, in whole or in part, the Company shall provide adequate notice in writing to the Participant within ninety (90) days after receipt of the claim unless special circumstances require an extension of time for processing the claim.  If such an extension of time for processing is required, written notice indicating the special circumstances and the date by which a final decision is expected to be rendered shall be furnished to the Participant. In no event shall the period of extension exceed one hundred eighty (180) days after receipt of the claim.  The notice of denial of the claim shall set forth (i) the specific reason or reasons for the denial; (ii) specific reference to pertinent provisions of the Agreement on which the denial is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and (iv) a statement that any appeal of the denial must be made by giving to the Company, within sixty (60) days after receipt of the notice of the denial, written notice of such appeal, such notice to include a full description of the pertinent issues and basis of the claim.  The Participant may review pertinent documents and submit issues and comments in writing to the Company.  If the Participant fails to appeal such action to the Company in writing within the prescribed period of time, the Company’s adverse determination shall be final, binding and conclusive.

(b)           If the Participant appeals the denial of a claim for payment within the appropriate time, the Participant must submit the notice of appeal and all relevant materials to the Administrator.  The Administrator may hold a hearing or otherwise ascertain such facts as it deems necessary and shall render a decision which shall be binding upon both parties.  The decision of the Administrator shall be made within sixty (60) days after the receipt of the notice of appeal, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible but not later than one hundred twenty (120) days after receipt of the request for review.  If such an extension of time is required, written notice of the extension shall be furnished to the Participant prior to the commencement of the extension.  The decision of the Administrator shall be in writing, shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the provisions of the Plan on which the decision is based and shall be promptly furnished to the Participant.

26.           Non-Employee Director Option Grant.  The provisions of this Section 26 shall apply only to certain grants of Options to Non-Employee Directors, as provided below.  Except as set forth in this Section 26 the other provisions of the Plan shall apply to grants of Options to Non-Employee Directors to the extent not inconsistent with this Section.  For purposes of interpreting Section 8 of the Plan and this Section 26, a Non-Employee Director’s service as a member of the Board or the board of directors of any Subsidiary shall be deemed to be employment with the Company.

(a)           General.  Non-Employee Directors shall receive Nonqualified Stock Options in accordance with this Section 26.

(b)           Initial Grants of Options.  A Non-Employee Director who first becomes a Non-Employee Director shall receive a pro-rata amount (based on projected partial or whole months of service to the following Non-Employee Director Grant Date) of a Non-Employee Director Annual Grant on his date of appointment as a Non-Employee Director.  A Non-Employee Director who first becomes the Chairman of the Board and/or the Chairman of the Audit Committee on or after January 5, 2012 shall receive a pro-rata amount (based on projected partial or whole months of service to the following Non-Employee Director Grant Date) of the applicable grant or grants of options described in Section 26(c) on his date of appointment as the Chairman of the Board and/or the Chairman of the Audit Committee.  The Options granted under this paragraph shall be granted without action by the Committee.

(c)           Annual Grants of Options.  On each Non-Employee Director Grant Date, each Non-Employee Director shall receive a Non-Employee Director Annual Grant.  On each Non-Employee Director Grant Date, if the Chairman of the Board is a Non-Employee Director, the Chairman of the Board shall receive an award of 100,000 shares of Nonstatutory Stock Options to purchase Common Stock.  On each Non-Employee Director Grant Date on or after January 5, 2012, the Chairman of the Audit Committee shall receive an award of 33,000 shares of Nonstatutory Stock Options to purchase Common Stock.  The Options granted under this paragraph shall be granted without action by the Committee.

(d)           Vesting of Options.  Options granted under this Section 26 shall be fully vested on the date of grant.

(e)           Duration.  Each Option granted to a Non-Employee Director shall expire on the first to occur of (i) the tenth anniversary of the date of grant of the Option and (ii) the first anniversary of the Non-Employee Director’s termination of service as a member of the Board, other than termination for Cause, and in such event Section 8(e)(iv) shall apply.

APPENDIX B

RESTATED CERTIFICATE OF INCORPORATION
OF
WINDTAMER CORPORATION

Under Section 807 of the Business Corporation Law

The Undersigned, being the Chief Executive Officer of WindTamer Corporation (the Corporation”), hereby certifies:

A.	The name of the Corporation is WindTamer Corporation. The original name of the Corporation was Future Energy Solutions, Inc., which was changed to WindTamer Corporation on November 24, 2008.

B.	The Certificate of Incorporation of the Corporation was originally filed with the Department of State on March 30, 2001.

C.	The Certificate of Incorporation, as heretofore amended, is hereby amended:

1.	to change the name of the Corporation from WindTamer Corporation to Arista Power, Inc.;

2.
to provide that a director may be removed for cause by the vote of in excess of 50%, instead of in excess of 66 2/3% as currently provided, of the issued and outstanding shares of Common Stock entitled to vote thereon at the time of any such proposed termination for cause.

3.
to, in addition to providing for the removal of a director for cause by the affirmative vote of in excess of at least 50% of the issued and outstanding shares of Common Stock entitled to vote thereon, to also permit a majority of directors, excluding the director being considered for removal for cause, to remove a director for cause.

D.	The Restated Certificate of Incorporation, in its entirety, shall read as follows:

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

RESTATED CERTIFICATE OF INCORPORATION
OF
ARISTA POWER, INC.

Under Section 402 of the Business Corporation Law

1.   The name of the Corporation is Arista Power, Inc. (the “Corporation”).

2.   The office of the Corporation is to be located in the County of Monroe in the State of New York.

3.   The purpose or purposes for which the Corporation is formed are to engage in any lawful act or activity for which a corporation may be organized under the Business Corporation Law (the “BCL”), provided that the Corporation is not formed to, nor will it, engage in any act or activity requiring consent or approval of any state official, department, board, agency, or other body without such consent or approval first being obtained.

4.   Whenever shareholders are required or permitted to take any action by vote, such action may be taken without a meeting, without prior notice, and without a vote if a written consent, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

5.   A.           The total number of shares of capital stock which the Corporation has authority to issue is 500,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), and 5,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

B.           The Corporation’s Board of Directors is hereby authorized from time to time to issue additional shares of Preferred Stock as shares of any series of Preferred Stock and, in connection with the creation of each such series, fix by the resolution or resolutions providing for the issue of shares thereof, the number of shares of such series, and the designations, powers, preferences, and rights, and the qualifications, limitations, and restrictions, of such series, to the full extent now or hereafter permitted by New York law.

6.   No holder of the shares of any class of the Corporation shall be entitled as of right to purchase or subscribe for any part of the unissued stock of the Corporation or of any stock to be issued by reason of any increase in the authorized capital stock of the Corporation or the number of its shares, or of bounds, certificates of indebtedness, debentures or other securities convertible into stock of the Corporation or of any stock of the Corporation purchased by its nominees.

7.   A.           The directors shall be divided into three classes in accordance with Section 704 of the BCL.  All classes shall be as nearly equal in number as possible.  The terms of office of the directors initially classified shall be as follows:  that of the first class shall expire at the next annual meeting of shareholders; the second class at the second succeeding annual meeting; and, the third class at the third succeeding annual meeting.  At each annual meeting after such initial classification, directors to replace those whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting.

B.           If the directors are classified and the number of directors is thereafter changed, any newly created directorships or any decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal as possible.  When the number of directors is increased by the Board of Directors and newly created directorships are filled by the Board of Directors, there shall be no classification of such additional directors until the next annual meeting of shareholders.  Any such additions or decreases in the number of directorships shall have no effect on the terms or classifications of incumbent directors.

C.           If the Corporation shall thereafter elect to de-classify the directors, it may do so upon affirmative vote of in excess of 66 2/3% of the issued and outstanding shares of Common Stock entitled to vote thereon at the time of any such proposed de-classification.  In the event of a de-classification, each existing director shall be permitted to serve out his or her remaining term, and during such term, may be removed only for cause and only by affirmative vote of (a) in excess of 50% of the issued and outstanding shares of Common Stock entitled to vote thereon at the time of any such proposed termination for cause or (b) a majority of the directors, excluding the director who is being considered for removal for cause, at the time of any proposed termination for cause.  Regardless of whether the Corporation maintains a classified board or not, directors may be removed only for cause and only by affirmative vote of (a) in excess of 50% of the issued and outstanding shares of Common Stock entitled to vote thereon at the time of any such proposed termination for cause or (b) a majority of the directors, excluding the director who is being considered for removal for cause, at the time of any proposed termination for cause.

8.   Notwithstanding any provision of this Certificate of Incorporation or the By-Laws of the Corporation, no provision of Article 7, 8 or 9 of this Certificate of Incorporation shall be amended, modified or repealed, nor shall any provision of the By-Laws of the Corporation inconsistent with any provision be adopted by the Shareholders of the Corporation unless approved by the affirmative vote of in excess of 66 2/3% of the issued and outstanding shares of Common Stock entitled to vote thereon at the time of any such proposed amendment.

9.   A director of the Corporation shall not be liable to the Corporation or its shareholders for damages for any breach of duty in such capacity except for:  (i) liability if a judgment or other final adjudication adverse to a director establishes that his or her acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that the director personally gained a financial profit or other advantage to which he or she was not legally entitled or that the director’s acts violated BCL Section 719; or (ii) liability for any act or omission prior to the adoption of this provision.

10.   The Secretary of State is designated as the agent of the Corporation upon whom service of process against the Corporation may be served.  The post office address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him is 1999 Mt. Read Boulevard, Rochester, NY  14615.

The foregoing amended and restated Certificate of Incorporation was authorized by a vote of a majority of the Board of Directors at a duly called meeting thereof and by the vote of a majority of issued and outstanding shares of Common Stock entitled to vote thereon at the time of the proposed amended and restated Certificate of Incorporation, and with respect to the amendment to Section 7(C), in excess of 66 2/3% of the issued and outstanding shares of Common Stock entitled to vote thereon at the time of the proposed amendments to Section 7(C).

IN WITNESS WHEREOF, the undersigned has signed this amended and restated Certificate of Incorporation this ____ day of May, 2011, and confirms the statements contained therein are true under penalties of perjury.

WINDTAMER CORPORATION

By:           _____________________________________
Name:  William A. Schmitz
Title:    Chief Executive Officer

APPENDIX C

AMENDED AND RESTATED BY-LAWS
of
WINDTAMER CORPORATION

ARTICLE 1- MEETINGS OF SHAREHOLDERS

1.1     Annual Meeting.  The annual meeting of the shareholders of the Corporation shall be held on such date and at such time as may be fixed by the Board of Directors and set forth in the notice of the meeting, for the election of directors and for the transaction of such business as may properly be brought before such meeting.

1.2     Special Meetings.  Special meetings of the shareholders of the Corporation may be held at any time in the interval between annual meetings.  Special meetings may be called by the President, or by request of a majority of the Board of Directors, which written request shall state the purpose or purposes of the meeting and matters proposed to be acted upon thereat.  Except as may be otherwise provided under New York law, Shareholders of the Corporation, acting in their capacity as such, shall not have the right to call a special meeting of shareholders.

1.3     Place of Meetings.  Annual and special meetings of the shareholders of the Corporation shall be held at the principal office of the Corporation or at such other place within or without the State of New York as the Board of Directors may from time to time determine.

1.4     Notice of Meetings.  Written or printed notice of the date, time and place of all meetings of the shareholders shall be given personally, or by first class mail, not less than ten (10) days nor more than sixty (60) days before the day fixed for the meeting, to each shareholder entitled to vote at said meeting, and, unless the meeting is an annual meeting, such notice must also state the purpose or purposes for which the meeting is called and must indicate that it is being issued by or at the direction of the person or persons calling the meeting, provided, however, that such notice may be given by third class mail not less than twenty-four (24) days nor more than sixty (60) days before the day fixed for the meeting.  Such notice must also be given to any shareholder who, by reason of any action proposed at such meeting, would be entitled to have his stock appraised, if such action were taken, and such notice must specify the proposed action and state the fact that if the action is taken, the dissenting shareholder shall have appraisal rights.  Such notice shall be given to the shareholder personally or by mailing it, postage prepaid and addressed to him at his address as it appears on the books of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which event it shall be mailed to the address designated in such request.  The notices, as provided for in this Section, are not required to be given to any shareholder who submits a signed waiver of notice, in person or by proxy, whether before or after the meeting.  The attendance of any shareholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him.

No notice of an adjourned meeting of shareholders need be given, if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, unless the Board of Directors fixes a new record date for the adjourned meeting.

1.5      Record Dates.  For the purposes of determining the shareholders entitled to notice of or to vote at a shareholders' meeting or any adjournment thereof, the Board of Directors may fix a date of record which shall not be more than sixty (60) days nor less than ten (10) days before said meeting date.  For the purpose of determining shareholders entitled to express consent to or dissent from any proposal without a meeting, or for determining shareholders entitled to receive payment of a dividend or the allotment of any rights, or for any other action, the Board of Directors may fix a date of record which shall not be more than sixty (60) days prior to such action.

1.6      Quorum.  At all meetings of shareholders, except as otherwise provided by law, a quorum shall exist if there is present in person or represented by proxy, shareholders owning a majority in number of votes of the shares of the Corporation issued and outstanding and entitled to vote thereat, in order to constitute a quorum; but if there be no quorum, the holders of such shares so present or represented may by majority vote adjourn the meeting from time to time, without notice other than by announcement at the meeting, until a quorum shall attend.  At any such adjournment of the meeting, which a quorum shall attend, any business may be transacted which might have been transacted at the meeting as originally called.  When a quorum is once present, it is not broken by the subsequent withdrawal of any shareholder.

1.7      Voting.  At all meetings of the shareholders, each shareholder entitled to vote thereat may vote in person or by proxy, and shall have one (1) vote for each share standing in his name on the books of the Corporation as of the record date fixed for the meeting, unless otherwise provided in the Certificate of Incorporation or any amendments thereto.  Upon demand of the shareholders holding ten percent (10%) in interest of the shares, present in person or by proxy and entitled to vote, voting shall be by ballot.  A plurality of votes cast shall be sufficient to elect directors, and a majority of votes cast in favor of or against such action shall be sufficient to take any other corporate action, except as otherwise provided by law or these By-Laws.

1.8      Proxies.  Every proxy shall be in writing, subscribed by the shareholder or his duly authorized attorney and dated.  No proxy which is dated more than eleven (11) months before the meeting at which it is offered shall be accepted, unless such proxy shall, on its face, name a longer period for which it is to remain in force.

1.9      Conduct of Meetings.  Meetings of the shareholders shall be presided over by the President of the Corporation or, in his absence, by the Chairman of the Board of Directors, if any, or, in the absence of both of them, by a Chairman to be chosen at the meeting.  The Secretary of the Corporation shall act as Secretary of the meeting, if present.

1.10   Action Without a Meeting.  Whenever Shareholders are required or permitted to take any action by vote, such action may be taken without a meeting, without prior notice, and without a vote if a written consent, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

1.11    List of Shareholders at Meetings.    A list of shareholders as of the record date, certified by the Secretary or by the transfer agent of the corporation, shall be produced at any meeting of shareholders upon the request there or prior to the meeting of any shareholder.  If the right to vote at any meeting is challenged, the inspectors of election or person presiding there shall require such list of shareholders to be produced as evidence of the right of the persons challenged to vote at such meeting, and all persons who appear from such list to be shareholders entitled to vote may vote at such meeting.

1.12   Inspectors at Shareholders’ Meetings.    The Board, in advance of any shareholders’ meeting, may appoint one or more inspectors to act at the meeting or any adjournment of it and to perform such duties there as are prescribed by law.  If inspectors are not so appointed, the person presiding at a shareholders’ meeting shall appoint one or more inspectors.  In case any person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board in advance of the meeting or at the meeting by the person presiding at such.  Each inspector, before entering upon the discharge of his/her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his/her ability.

1.13   Manner of Conducting Meetings.   To the extent not in conflict with the provisions of law relating thereto, the Certificate of Incorporation or any amendment thereto, or these bylaws, meetings must be conducted pursuant to such rules as may be adopted by the Chairman of the Board presiding at the meeting.

1.14   Business Brought before Meetings.   At any annual meeting of shareholders, the only business which may be conducted must have been brought before the meeting (i) by or at the direction of the Chairman of the Board, (ii) by or at the direction of the Board of Directors or (iii) by any shareholder of the Corporation who is entitled to vote with respect to the matter and who complies with the notice procedures set forth in this Section 1.14.  For business to be properly brought before an annual meeting by a shareholder, the shareholder must give timely notice thereof in writing to the Secretary of the Corporation.  To be timely, a shareholder's notice must be delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation not less than 120 days nor more than 150 days prior to the first anniversary of the date of the notice of annual meeting provided with respect to the previous year's annual meeting of shareholders.  A shareholder's notice to the Secretary must set forth details of each matter the shareholder proposes to bring before the annual meeting as follows: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear  on the books of the Corporation, of the shareholder of the Corporation proposing such business, (iii) the class and number of shares of the share of the Corporation that are beneficially owned by the shareholder and (iv) any material interest of the shareholder in such business.

1.15   Notice of Nominations.   Nominations for the election of directors may be made only by the Chairman of the Board or upon timely notice given by any shareholder entitled to vote for the election of directors.  No person other than those nominated pursuant to this Section 1.15 are eligible for election as a director.  For such a shareholder notice to be timely, the notice must be made in writing, and physically received by the Secretary of the Corporation not earlier than the 150th day before nor later than the 120th day before the first anniversary of the date of the Corporation's notice of annual meeting provided with respect to the previous year's annual meeting of shareholders (except that, in the event that the date of the annual meeting is more than thirty (30) calendar days before or more than sixty (60) calendar days after such anniversary date, notice by the shareholders to be timely must be so delivered not earlier than the close of business on the 150th calendar day before such annual meeting and not later than the close of business on the 120th calendar day before such annual meeting or the 10th calendar day following the day on which public announcement of a meeting date is first made by the Corporation).  The shareholder notice must contain the name and business address of the nominee.  The notice must also contain all the information set forth in clauses (ii) through (iv) of the last sentence of Section 1.14 above.

 ARTICLE 2 - BOARD OF DIRECTORS

2.1     Election and Powers.  The Board of Directors shall have the management and control of the affairs and business of the Corporation.  The directors shall be elected by the shareholders at each annual meeting of shareholders and each director shall serve until his successor is elected or appointed and qualified, unless his directorship be theretofore vacated by resignation, death, removal or otherwise.

 2.2      Number.  The number of directors constituting the entire Board of Directors shall be such number as shall be designated by resolution of the Board of Directors adopted prior to the election of directors at the annual meeting of shareholders.  In the absence of such resolution the number of directors to be elected at such annual meeting shall be the number last fixed by the Board of Directors.  Any Board action designating a change in the number of directors shall require a vote of a majority of the entire Board.  The "entire Board", as used in this Article, shall mean the total number of directors which the Corporation would have if there were no vacancies.   No decrease in the number of directors shall shorten the term of any incumbent director.

2.3      Vacancies.  Vacancies in the Board of Directors (including any resulting from an increase in the number of directors) created for any reason, may be filled by vote of the Board of Directors.  If, however, the number of directors then in office is less than a quorum, vacancies may be filled by a vote of a majority of the directors then in office.  A director elected by the Board of Directors to fill a vacancy under this Section shall hold office until the next meeting of shareholders at which the election of directors is in the regular order of business, and until his successor has been duly elected or appointed and qualified.

2.4     Removal.  Directors may be removed only for cause upon the affirmative vote of (a) in excess of fifty percent (50%) of the issued and outstanding shares entitled to vote thereon at the time of any such proposed removal or (2) or (b) a majority of the directors, excluding the director who is being considered for removal for cause, at the time of any proposed termination for cause.

2.5      Meetings.  Regular meetings of the Board of Directors shall be held at such times as the Board of Directors may from time to time determine.  Special meetings of the Board of Directors shall be held at any time, upon call from the Chairman of the Board, the President or at least one-third (1/3) of the directors.

2.6     Place of Meetings.  Regular and special meetings of the Board of Directors shall be held at the principal office of the Corporation or at such other place, within or without the State of New York, as the Board of Directors may from time to time determine.

2.7      Notice of Meeting.  Notice of the place, date and time of every regular and special meeting shall be given to each director by delivering the same to him personally or sending the same to him by telegraph or leaving the same at his residence or usual place of business, at least one (1) day before the meeting, or shall be mailed to each director, postage prepaid and addressed to him at the last known mailing address according to the records of the Corporation, at least three (3) days before the meeting.  No notice of any adjourned meeting of the Board of Directors need to be given other than by announcement at the meeting, subject to the provisions of Section 2.9.

2.8     Waiver of Notice.  Notice of a meeting need not be given to any director who submits a signed written waiver thereof, whether before, during or after the meeting, nor to any director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to him.

2.9      Quorum.  A majority of the entire Board shall be necessary to constitute a quorum for the transaction of business at each meeting of the Board of Directors.

2.10    Action Without a Meeting.  Any action required or permitted to be taken by the Board of Directors or any committee thereof at a duly held meeting may be taken without a meeting if all members of the Board of Directors or the committee consent in writing to the adoption of a resolution authorizing the action.  Such resolution and the written consents thereto by the members of the Board of Directors or committee shall be filed with the minutes of the proceedings of the Board of Directors or the committee.

2.11    Personal Attendance by Conference Communication Equipment.  Any one or more members of the Board of Directors or any committee thereof may participate in a meeting of such Board or committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time.  Participation by such means shall constitute presence in person at the meeting.

2.12    Compensation.  Directors shall receive such compensation for their services as may be fixed by resolution of the Board of Directors.  Nothing in this Section will be construed to preclude a director from serving the Corporation in any other capacity and from receiving compensation therefor.

2.13   Executive Committee and Other Committees.  The Board of Directors may, in its discretion, by an affirmative vote of a majority of the entire Board, appoint an Executive Committee, or any other committee, to consist of one (1) or more directors as the Board of Directors may from time to time determine.  The Executive Committee shall have, and may exercise between meetings of the Board of Directors, all the powers of the Board of Directors in the management of the business and affairs of the Corporation, and other committees shall have those powers conferred upon them by the Board of Directors, except that no committee shall have power:

(a)           To submit to shareholders any action requiring shareholder approval;

(b)           To fill vacancies in the Board of Directors or in any committee thereof;

(c)           To fix compensation of directors for service on the Board of Directors or any committee thereof;

(d)           To repeal, amend or adopt by-laws;

(e)           To amend or repeal any Board resolution which is not, by its terms, amendable or repealable by such committee;

In the absence, or upon the disqualification, of any member of the Executive Committee or of any other committee, the members thereof present at any meeting may appoint a member of the Board of Directors previously designated by the Board of Directors as a committee alternate to act in place of such absent or disqualified member.  The Board of Directors shall have the power at any time to change the membership of any committee, to fill vacancies in it, or dissolve it.  The Executive Committee and any other committee may make rules for the conduct of its business, and may appoint such committees and assistants as may from time to time be necessary or appropriate, unless the Board of Directors shall provide otherwise.  A majority of the members of the Executive Committee and of any other committee shall constitute a quorum.

 ARTICLE 3 - OFFICERS

3.1     Election of Officers.  The Board of Directors (or the Executive Committee), at any duly held meeting thereof, shall elect a President, a Secretary and a Treasurer of the Corporation, and may elect a Chairman of the Board from among the directors of the Corporation, one or more Vice Presidents and any other officers.  Each such officer shall serve at the pleasure of the Board of Directors or until his successor shall have been duly elected or appointed and qualifies, or until he shall have resigned, shall have deceased or shall have been removed in the manner provided in Section 3.2.  Any two or more offices may be held by the same person.  Any vacancies in the above offices shall be filled by the Board.

3.2     Removal.  Any officers of the Corporation may be removed with or without cause by a vote of the majority of the entire Board of Directors of the Corporation then in office at a meeting called for that purpose whenever in its judgment the best interests of the Corporation may be served thereby.

3.3     Compensation.  The Board of Directors shall fix the compensation of all officers of the Corporation.

3.4     Chairman of the Board.  The Chairman of the Board, if there be one, shall preside at all meetings of the Board of Directors and shall perform such other duties as the Board of Directors may direct.

3.5     President.  The President shall be the Chief Executive Officer of the Corporation and shall, subject to the direction of the Board of Directors (or the Executive Committee), have the general management of the affairs of the Corporation.  The President shall preside at all meetings of the shareholders.  If there be no Chairman of the Board, or in his absence or inability to act, the President shall perform all duties of the Chairman of the Board, subject, however, to the control of the Board of Directors (or the Executive Committee).

3.6      Vice Presidents.  Any one or more of the Vice Presidents may be designated by the Board of Directors (or the Executive Committee) as an Executive Vice President.  At the request of the President, or in his absence or during his disability, the Executive Vice President shall perform the duties and exercise the functions of the President.  If there be no Executive Vice President, or if there be more than one (1), the Board of Directors (or the Executive Committee) may determine which one or more of the Vice Presidents shall perform any of such duties or exercise any of such functions; if such determination is not made by the Board of Directors (or the Executive Committee), the President may make such determination; otherwise, any of the Vice Presidents may perform any of such duties or exercise any of such functions.  Each Vice President shall have such other powers and duties as may be properly designated by the Board of Directors (or the Executive Committee) and the President.

3.7      Secretary.  The Secretary shall keep full minutes of all meetings of the shareholders and of the Board of Directors in books provided for that purpose.  He shall see that all notices are duly given in accordance with the provisions of these By-Laws or as required by law.  He shall be the custodian of the records and of the seal or seals of the Corporation.  He shall affix the corporate seal to all documents, the execution of which on behalf of the Corporation, under the seal, is duly authorized by the Board of Directors (or Executive Committee), and when so affixed may attest the same.  He shall have such other powers and duties as may be properly designated by the Board of Directors (or the Executive Committee) and the President.

3.8     Treasurer.  The Treasurer shall keep correct and complete books and records of account for the Corporation.  Subject to the control and supervision of the Board of Directors (or the Executive Committee) and the President, or such other officer as the President may designate, the Treasurer shall establish and execute programs for the provision of the capital required by the Corporation, including negotiating the procurement of capital and maintaining adequate sources for the Corporation's current borrowing from lending institutions.  He shall maintain banking arrangements to receive, have custody of and disburse the Corporation's moneys and securities.  He shall invest the Corporation's funds as required, establish and coordinate policies for investment of pension and other similar trusts, and provide insurance coverage as required.  He shall direct the granting of credit and the collection of accounts due the Corporation.  He shall have such other powers and duties as may be properly designated by the Board of Directors (or the Executive Committee) and the President.

 ARTICLE 4 - SHARE CERTIFICATES

4.1      Form.  The interest of each shareholder of the Corporation shall be evidenced by certificates for shares in such form not inconsistent with the law or the Certificate of Incorporation, and any amendments thereof, as the Board of Directors may from time to time prescribe, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock may be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation (or the transfer agent or registrar, as the case may be).  Notwithstanding the adoption of such a resolution, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate certifying the number of shares owned by him or her in the Corporation.

4.2      Transfer of Shares.  The shares of the Corporation shall be transferred on the books of the Corporation by the registered holder thereof, in person or by his attorney, upon surrender for cancellation of certificates for the same number of shares, if such shares are certificated, with a proper assignment and powers of transfer endorsed thereon or attached thereto, duly signed by the person appearing by the certificate to be the owner of the shares represented thereby, with such proof of the authenticity of the signature as the Corporation, or its agents, may reasonably require.  Such certificate shall have affixed thereto all stock transfer stamps required by law.  Upon the receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be cancelled, issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the Corporation.   No transfer shall be made which would be inconsistent with the provisions of Article 8 of the New York Uniform Commercial Code.   The Board of Directors shall have power and authority to make all such other rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificated and uncertificated shares of the Corporation.

4.3      Mutilated, Lost, Stolen or Destroyed Certificates.  The holder of any certificates representing shares of the Corporation shall immediately notify the Corporation of any mutilation, loss, theft or destruction thereof, and the Board of Directors may, in its discretion, cause one or more new certificates, for the same number of shares in aggregate, to be issued to such holder upon the surrender of the mutilated certificate, or, in case of an alleged loss, theft or destruction of the certificate, upon satisfactory proof of such loss, theft or destruction and the deposit of indemnity, by way of bond or otherwise, in such form and amount and with such sureties as the Board of Directors may require, to indemnify the Corporation and transfer agent and registrar, if any, against loss or liability by reason of the issuance of such new certificates; but the Board of Directors may, in its discretion, refuse to issue such new certificates save upon the order of some court having jurisdiction in such matters.

 ARTICLE 5 - INDEMNIFICATION

The Corporation shall indemnify (a) any person made or threatened to be made a party to any action or proceeding by reason of the fact that he, his testator or intestate, is or was a director or officer of the Corporation, and (b) any director or officer of the Corporation who served any other company in any capacity at the request of the Corporation, in the manner and to the maximum extent permitted by the Business Corporation Law of New York, as amended from time to time; and the Corporation may, in the discretion of the Board of Directors, indemnify all other corporate personnel to the extent permitted by law.

 ARTICLE 6 - AMENDMENTS

6.1     Approval Required for Certain Amendments.   The affirmative vote of in excess of sixty-six and two thirds percent (66⅔%) of the issued and outstanding shares entitled to vote thereon or the affirmative vote of a majority of the Board of Directors shall be necessary to amend or repeal Sections 1.13, 1.14, 1.15, 2.2, 2.3, 2.4 or any provision of Article 5.

6.2      By Shareholders.   Except as otherwise required by the provisions of Section 6.1 above, the certificate of incorporation or any amendments thereto and subject to the right of the Board of Directors to amend or repeal bylaws as provided in Section 6.3, these By-Laws may be repealed or amended at the annual shareholders' meeting or at any other meeting of the shareholders called for that purpose, by a vote of shareholders entitled to exercise a majority of the voting power of the corporation.

6.3      By Directors.   Except as otherwise required by the provisions of Section 6.1 above, the certificate of incorporation and subject to the right of shareholders to adopt, amend, or repeal bylaws as provided in Section 6.2, the Board of Directors may adopt, amend or repeal any of these bylaws by the affirmative vote of a majority of the directors present at any meeting of the Board of Directors, or by unanimous written consent of all directors without a meeting.

6.4     Record of Amendments.   Whenever an amendment or a new bylaw is adopted, it shall be copied in the book of minutes with the original By-Laws, in the appropriate place.  If any bylaw is repealed, the fact of repeal, with the date of the meeting at which the repeal was enacted, or written assent was filed, shall be stated in the book of the minutes.

WINDTAMER CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
WEDNESDAY MAY 18, 2011

PROXY

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Annual Report, Notice of Meeting, Proxy Statement and proxy card are available at:
www.windtamerturbines.com/2011annualmeeting

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of WindTamer Corporation (the “Company”) hereby appoints William A. Schmitz and Cherrie Mahon, and each, as attorney and agent with full power of substitution, to vote as proxy all the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on May 18, 2011 and at any adjournment(s) thereof, hereby revoking any proxy heretofore given, in the manner indicated on the reverse hereof and in their discretion on such other matters as may properly come before said meeting or any adjournments thereof.

To vote by mail, please sign and date the card on the reverse side and return promptly by mail in the enclosed, postage pre-paid envelope.

If you wish to vote in accordance with the recommendations of the Board of Directors, you may just sign and date below and mail in the postage pre-paid envelope provided.  Specific choices may be made on the reverse side.

Dated __________________, 2011

–––––––––––––––––––––-
Signature

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Signature if held jointly

When signing as Executor, Administrator,
Trustee or the like, please give full title.

This proxy will be voted as directed, or if no direction is indicated, will be voted FOR all nominees and FOR Proposals 2, 3, 4 and 5.  Any proxy which is executed in such a manner as not to withhold authority to vote for the election of any director nominee, shall be deemed to grant such authority.

The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3, 4 and 5.

☒  Please mark your vote as in this example.

(1) Election of Directors (except as specified below)	FOR ALL ☐ NOMINEES LISTED BELOW	WITHHOLD AUTHORITY ☐ TO VOTE FOR ALL NOMINEES LISTED BELOW	EXCEPTIONS ☐

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed.

1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain

	01 – William A. Schmitz	☐	☐	☐	02 – George Naselaris	☐	☐	☐

Instructions: To withhold vote for any individual nominee, or class of nominees, mark the “Exceptions” box and write that nominee’s name(s) in the space provided below.

_________________________

B. Proposals — The Board of Directors recommends a vote FOR the following Proposals:

		For	Against	Abstain			For	Against	Abstain

2.	Approval of the Company 's Amended and Restated 2008 Equity Incentive Plan	☐	☐	☐	3.	Approval of Amendments to the Company’s Certificate of Incorporation to change the corporate name of the Company to Arista Power, Inc.	☐	☐	☐
4.	Approval of Amendments to the Company’s Certificate of Incorporation to change who can remove a director for cause	☐	☐	☐	5.	Ratification of the selection of EFP Rotenberg LLP as the Company’s independent registered public accounting firm for 2011	☐	☐	☐

Note: Such other business as may properly come before the meeting or any adjournment thereof.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign below exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing in the name of a corporation or partnership, please sign full corporate or partnership name and indicate title of authorized signatory.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

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WINDTAMER CORPORATION - ANNUAL MEETING – May 18, 2011

THANK YOU FOR VOTING